Exhibit 10.2

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LICENSE AND COLLABORATION AGREEMENT

by and between

OTSUKA PHARMACEUTICAL CO., LTD.

and

ESPERION THERAPEUTICS, INC.

April 17, 2020

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-i-

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SCHEDULES

Schedule 1.45	Esperion Trademarks
Schedule 2.1.2	Initial Development Plan for Initial Product
Schedule 7.3	Press Releases
Schedule 10.2.2	Existing Esperion Patent Rights

-ii-

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LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (this “Agreement”), entered into as of April 17, 2020 (the “Effective Date”), is entered into by and between  Otsuka Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of Japan (“Otsuka”) and Esperion Therapeutics, Inc., a corporation organized and existing under the laws of the state of Delaware, United States (“Esperion”).

RECITALS

WHEREAS, Esperion owns or otherwise controls certain technology and information relating to Bempedoic Acid and the Licensed Products;

WHEREAS, Otsuka is a pharmaceutical company that conducts research, development, manufacturing and commercialization of pharmaceutical products; and

WHEREAS, Otsuka desires to obtain an exclusive license to Develop, Manufacture and Commercialize Licensed Products in the Field in the Otsuka Territory and to obtain API(s) and Bulk Tablets for clinical and commercial use in the Field in the Otsuka Territory (as each term is defined below), and Esperion desires to grant such license and provide such supply to Otsuka on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1“Achievement of Primary MACE Endpoint” means, with respect to the CLEAR Outcome Study, a statistically significant improvement (p<0.05) shown in relative risk reduction in the primary end point of four-point MACE composite that specifically includes cardiovascular death, non-fatal myocardial infarction, non-fatal stroke, and coronary revascularization.

1.2“Acquired Business” has the meaning set forth in Section 14.15.3 (Acquired Programs).

1.3“Acquirer” has the meaning set forth in Section 14.15.2 (Future Acquisition of a Party or its Business).

1.4“Action” has the meaning set forth in Section 14.4 (Jurisdiction).

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1.5“Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.6“Agreement” has the meaning set forth in the Preamble.

1.7“Alliance Manager” has the meaning set forth in Section 6.1.4(a) (Alliance Managers; Appointment).

1.8“API(s)” has the meaning set forth in Section 5.1 (Licensed Products).

1.9“Assessment Period” has the meaning set forth in Section 2.2 (Option to New Indications).

1.10“Authorized Generic Product” means a generic version of a Licensed Product for which an application for Regulatory Approval is submitted to the applicable Regulatory Authority by or on behalf of, or pursuant to authorization granted by, Otsuka or its Affiliate, and which is manufactured by the same manufacturer that manufactures the corresponding Licensed Product.

1.11“BA Product” has the meaning set forth in Section 1.75 (Definition of Net Sales).

1.12“Bempedoic Acid” means 8-Hydroxy-2,2,14,14-tetramethylpentadecanedioic acid.

1.13“Bulk Tablets” means the Licensed Product in bulk tablet form packaged in drums.

1.14“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Licensed Product shall begin on the First Commercial Sale of such Licensed Product in the Otsuka Territory and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term for a Licensed Product shall end on the last day of such Royalty Term.

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1.15“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Licensed Product shall begin on the First Commercial Sale of such Licensed Product in the Otsuka Territory and end on the first December 31 thereafter and the last Calendar Year of a Royalty Term for a Licensed Product shall end on the last day of such Royalty Term.

1.16“cGMP” or “current Good Manufacturing Practices” means, as applicable, the then-current standards for good manufacturing practices for biological or therapeutic products, as appropriate, as set forth in the FD&C Act, or applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other Governmental Authorities in countries in which Licensed Products are intended to be manufactured or sold.

1.17“CLEAR Outcome Study” means the Clinical Study (1002-043 study) conducted by or on behalf of Esperion pursuant to the protocol entitled “A Randomized, Double-blind, Placebo-controlled Study to Assess the Effects of Bempedoic Acid (ETC-1002) on the Occurrence of Major Cardiovascular Events in Patients with, or at high risk for, Cardiovascular Disease who are Statin Intolerant”.

1.18“Clinical Study” or “Clinical Studies” means a human clinical study conducted on human subjects that involves a test product, drug or device and that either is subject to requirements for prior submission to a Regulatory Authority or is not subject to requirements for prior submission to a Regulatory Authority but the results of which are intended to be submitted later to, or held for inspection by, a Regulatory Authority as part of an application for a research permit or Regulatory Approval, and includes studies relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the product, drug or device.

1.19“CMO” means a Third Party contract manufacturing organization.

1.20“Co-Chairpersons” has the meaning set forth in Section 6.1.3 (JCC Co-Chairpersons).

1.21“COGS” means, with respect to a Licensed Product supplied to Otsuka pursuant to this Agreement, and without duplication: (a) Esperion’s or its Affiliate’s internal costs for the Manufacture and supply of such Licensed Product, including, without limitation: (i) direct material costs (the actual costs incurred in Manufacturing or purchasing materials for Manufacture, including freight-in costs, sales and excise taxes imposed thereon (provided that Esperion and its Affiliate will use Commercially Reasonable Efforts to avoid or minimize such taxes) and customs duty and charges levied by government authorities, and all costs of packaging components), (ii) direct labor costs (the actual cost of employees engaged in direct Manufacturing activities), (iii) costs of quality assurance and quality control activities (including the actual cost of employees

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engaged in such activities), (iv) storage, packaging and shipping costs, and (v) indirect charges and overhead that are reasonably allocable to such Manufacturing, including applicable FTEs, all of the foregoing determined in accordance with IFRS or U.S. Generally Accepted Accounting Principles consistently applied; and (b) the actual Out-of-Pocket Costs paid by Esperion to a CMO or other Third Party Manufacturer for the Manufacture and supply of Licensed Products without mark-up.

1.22“Combination Product” means a product comprising Bempedoic Acid in combination with ezetimibe for use in the Field.

1.23“Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell, selling or having sold a product, but excluding for the avoidance of doubt, Developing and Manufacturing and including, for avoidance of doubt, the establishment and maintenance of patient registries or similar patient advocacy activities and programs.

1.24“Commercially Reasonable Efforts” means, with respect to a Party’s obligations that relate to the achievement of an objective related to a Licensed Product, at any given time as the case may be, efforts reasonably used by a similarly situated entity in the pharmaceutical industry having similar resources and expertise as such Party, for such similar entity’s own products (including internally developed, acquired and in-licensed products) of a similar modality with similar commercial potential at a similar stage in their lifecycle (assuming continuing development of such product), taking into consideration all Relevant Factors.

1.25“Competing Infringement” has the meaning set forth in Section 12.3.1 (Notice of Infringement).

1.26“Competing Product” has the meaning set forth in Section 10.4 (Exclusivity).

1.27“Competing Program” has the meaning set forth in Section 14.15.3(a) (Acquired Programs).

1.28“Confidential Information” means any and all confidential or proprietary information and data, including Esperion Technology, Otsuka Technology, and Joint Technology, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement. Esperion Technology is hereby deemed to be the Confidential Information of Esperion. Otsuka Technology is hereby deemed to be the Confidential Information of Otsuka.  Joint Technology and the terms of this Agreement are hereby deemed to be the Confidential Information of both Parties.

1.29“Control”, “Controls” or “Controlled by” means, with respect to any intellectual property right (including any Patent Right or Know-How), the possession of

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(whether by ownership or license, other than pursuant to this Agreement) the ability of a Person or its Affiliates to assign, transfer, or grant access to, or to grant a license or sublicense of, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Person would be required hereunder to assign, transfer or grant another Person such access or license or sublicense.

1.30“Cover,” “Covering” or “Covers” means as to a compound or product and a Patent Right, that, in the absence of a license granted under, or ownership of, such Patent Right, the making, using, selling, offering for sale or importation of such compound or product would infringe any claim of such Patent Right.

1.31“CSR” has the meaning set forth in Section 2.2 (Option to New Indication).

1.32“Data Milestone Payment” has the meaning set forth in Section 9.4 (Data Milestone Payment).

1.33“Development,” “Developing” or “Develop” means under this Agreement, with respect to Licensed Products, the research and development activities conducted before or after obtaining Regulatory Approval that are reasonably related to or leading to the development, preparation and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding a Regulatory Approval, including but not limited to all activities related to pharmacokinetic profiling, design and conduct of pre-clinical development, non-clinical development, pre-clinical studies, in vitro studies, Clinical Studies, other studies and scientific activities ordinarily conducted in the pharmaceutical industry in the Otsuka Territory as a prerequisite to or in connection with a Clinical Study, regulatory affairs, statistical analysis, report writing and regulatory filing creation and submission, including (a) Post-Approval Studies and (b) studies that will result in an amendment to the indication included in the product labelling for the Licensed Product, but excluding, for the avoidance of doubt, Commercialization and Manufacturing.

1.34“Development Plan” has the meaning set forth in Section 2.1.2 (Development Plans).

1.35“DMF” has the meaning set forth in Section 3.1 (Responsibility for Regulatory Matters).

1.36“DSUR” or “Development Safety Update Report” has the meaning set forth in Section 3.9 (Pharmacovigilance).

1.37“Effective Date” has the meaning set forth in the Preamble.

1.38“Esperion” has the meaning set forth in the Preamble.

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1.39“Esperion Indemnitees” has the meaning set forth in Section 11.1 (General Indemnification by Otsuka).

1.40“Esperion Know-How” means Know-How Controlled by Esperion on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field in the Otsuka Territory, but excluding Joint Know-How.

1.41“Esperion Patent Rights” means any Patent Right Controlled by Esperion on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field in the Otsuka Territory, but excluding Joint Patent Rights.  The Esperion Patent Rights existing as of the Effective Date are those Patent Rights identified on Schedule 10.2.2 (Esperion Patent Rights). Schedule 10.2.2 (Esperion Patent Rights) shall be amended from time to time at the initiative of Esperion or the reasonable request of Otsuka to reflect the then-current status of the Esperion Patent Rights including by adding or deleting Patent Rights as required for accuracy and completeness.

1.42“Esperion Technology” means Esperion Know-How and Esperion Patent Rights.

1.43“Esperion Territory” means worldwide, excluding the Otsuka Territory.

1.44“Esperion Third Party Agreements” means such agreements between Esperion and a Third Party pursuant to which Esperion Controls Know-How or Patent Rights reasonably necessary or useful to Develop, Manufacture or Commercialize Licensed Products, including any Third Party IP Agreement entered into by Esperion pursuant to Section 12.4.2.

1.45“Esperion Trademarks” means any and all Trademarks pertaining to the Licensed Products that are owned by Esperion and set forth in Schedule 1.45 (Esperion Trademarks), excluding any Esperion house marks and the name “Esperion.”

1.46“Existing Esperion Patent Rights” has the meaning set forth in Section 10.2.2 (Additional Representations and Warranties of Esperion).

1.47“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.48“Field” means the use of a Licensed Product for any Initial Indication and for any New Indications that are added to this Agreement by amendment in accordance with Section 2.2 (Option to New Indications).

1.49“First Commercial Sale” means, with respect to a Licensed Product, the first sale for end use or consumption of such Licensed Product in the Otsuka Territory (excluding named patient sales, compassionate use or other patient access programs) after

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all Regulatory Approvals legally required for such sale and NHI Price Listing have been granted by the Regulatory Authority(ies) of the Otsuka Territory.

1.50“GCP” or “Good Clinical Practices” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) the Ministerial Ordinance on Standards for Implementation of Clinical Studies on Drugs (GCP Ministerial Ordinance) by the MHLW, (b) the Pharmaceutical and Medical Device Act, (c) the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for clinical trials on medicinal products in the European Union; (d) the Declaration of Helsinki (1964) as last amended at the 59th World Medical Association (WMA) General Assembly in October 2008 and any further amendments or clarifications thereto; and (e) the equivalent applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reports results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.51“Generic Product” means, with respect to a Licensed Product, a pharmaceutical product that is approved for use in the Otsuka Territory by a Regulatory Authority through a regulatory pathway referencing or relying on clinical data, or any findings of safety or efficacy therein, that are first submitted by Otsuka or its Sublicensees for obtaining Regulatory Approval for such Licensed Product, in each case other than any Authorized Generic Product of such Licensed Product.

1.52“Global Branding Strategy” has the meaning set forth in Section 4.3.1 (Global Branding).

1.53“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.54“ICH” has the meaning set forth in Section 1.50 (Definition of GCP).

1.55“IFRS” means International Financial Reporting Standards, consistently applied.

1.56“Indemnitee” has the meaning set forth in Section 11.3 (Indemnification Procedure).

1.57“Infringement Action” has the meaning set forth in Section 12.3.2 (Right to Enforce).

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1.58“Initial Indication” means the use of a Licensed Product for: (a) the treatment or prevention of hypercholesterolemia (familial and/or non-familial) and/or any other LDL-cholesterol lowering treatment that is the subject of any Clinical Studies in the Otsuka Territory that are set forth in any agreed Development Plan; or (b) (i) the treatment or prevention of hypercholesterolemia (familial and/or non-familial) and/or any other LDL-cholesterol lowering treatment that is the subject of any Clinical Studies in the Otsuka Territory that are set forth in any agreed Development Plan, and (ii) risk reduction of cardiovascular events such as myocardial infarction, stroke, and coronary revascularization.

1.59“Initial Product” means a product comprising Bempedoic Acid as its sole active pharmaceutical ingredient for use in the Field.

1.60“Invent” means the act of invention by inventors, as determined in accordance with the applicable patent laws.

1.61“JNDA” means an application for Regulatory Approval of a Licensed Product in the Otsuka Territory.

1.62“Joint Collaboration Committee” or “JCC” means the joint collaboration committee as more fully described in Section 6.1 (Joint Collaboration Committee).

1.63“Joint Know-How” means any Know-How that is discovered, made or developed jointly in connection with the activities undertaken under this Agreement by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of Otsuka or its Affiliates that are Sublicensees (or a Third Party acting on any of their behalf).

1.64“Joint Patent Rights” means any Patent Right that is Invented jointly in connection with the activities undertaken under this Agreement by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of Otsuka or its Affiliates that are Sublicensees (or a Third Party acting on any of their behalf).

1.65“Joint Technology” means Joint Know-How and Joint Patent Rights.

1.66“JPY” has the meaning set forth in Section 9.3 (NHI Price Listing Milestone Payment).

1.67“Know-How” means all chemical or biological materials and other tangible materials, inventions, improvements, practices, discoveries, developments, data, information, technology, methods, protocols, formulas, knowledge, know-how, trade secrets, processes, assays, skills, experience, techniques and results of experimentation and testing, including pharmacological, toxicological and pre-clinical and clinical data and analytical and quality control data, in all cases, whether or not proprietary or patentable, in written, electronic or any other form now known or hereafter developed, including any

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physical embodiments of any of the foregoing; but excluding in any event any Patent Right and Trademarks.

1.68“Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, including a legal obligation to a Regulatory Authority or other Governmental Authority to which either Party is or becomes subject (such as a corporate integrity agreement or settlement agreement with a Governmental Authority).

1.69“Licensed Product” means any product comprising or containing Bempedoic Acid, either alone or in combination with other active pharmaceutical ingredients including the Initial Product, any Combination Product and any Authorized Generic Product, for use in the Field, including all dosage strengths, presentations, forms and formulations.

1.70“Losses” has the meaning set forth in Section 11.1 (General Indemnification by Otsuka).

1.71“Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, purifying, filling, finishing, packaging, labeling, shipping, importing and storage of Licensed Products, and any part or component thereof, including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release, but excluding for the avoidance of doubt Developing and Commercializing.

1.72“Material Communications” means formal written, telephonic or in-person communications from or with any Regulatory Authority concerning any of the following: key product quality attributes (e.g., purity) of Licensed Products, safety findings affecting a Licensed Product (e.g., Serious Adverse Events, emerging safety signals), clinical or non-clinical findings affecting patient safety, efficacy, receipt or denial of Regulatory Approval, the design of Clinical Studies or the need for additional non-clinical studies (e.g., additional toxicology or carcinogenicity studies).

1.73“MHLW” means the Japanese Ministry of Health, Labour and Welfare, or a successor agency thereto.

1.74Negotiation Period has the meaning set forth in Section 2.2 (Option to New Indications).

1.75“Net Sales” means, with respect to a Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Licensed Product sold by Otsuka or its Sublicensees to independent Third Parties in accordance with IFRS after deducting, if not previously deducted, from the amount invoiced or received:

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(a)[***];

(b)[***];

(c)[***];

(d)[***];

(e)[***];

(f)[***].

In the case of any sale or other disposal for value, such as barter or counter-trade, of a Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated [***].

Notwithstanding the foregoing, the following will not be included in Net Sales: [***].

Solely for purposes of calculating Net Sales, if Otsuka or its Sublicensee sells a Licensed Product in the Otsuka Territory as part of a therapy or product that is a combination containing the Initial Product or the Combination Product (each, a “BA Product”) and one or more other active ingredients, delivery devices or other components that are not a BA Product (each, an “Other Product”) (whether combined in a single formulation or package, as applicable, or formulated or packaged separately but sold under a single label approved by a Regulatory Authority) (a “New Combination Product”), Net Sales of such New Combination Product for the purposes of determining payments based on Net Sales hereunder will be calculated by multiplying actual Net Sales of such New Combination Product as determined in the first paragraph of this Net Sales definition (“New Combination Product Net Sales”) by the fraction A/(A+B) where A is the NHI Price of the BA Product in the Otsuka Territory when sold separately (i.e., without the Other Product) and B is the NHI Price of the Other Product (or, as applicable, the weighted average of each NHI Price of the generic versions of the Other Product) in the Otsuka Territory when sold separately, in each case, during the relevant period. If the NHI Price of the Other Product in the Otsuka Territory when sold separately cannot be determined but the NHI Price of the BA Product in the Otsuka Territory when sold separately (i.e., without the Other Product) can be determined, New Combination Product Net Sales for purposes of determining payments based on Net Sales hereunder will be calculated by multiplying the New Combination Product Net Sales by the fraction A/C where A is the NHI Price of the BA Product in the Otsuka Territory when sold separately (i.e., without the Other Product) and C is the NHI Price of the New Combination Product in the Otsuka Territory.

1.76“New Combination Product” has the meaning set forth in Section 1.75 (Definition of Net Sales).

1.77 “New Combination Product Net Sales” has the meaning set forth in Section 1.75 (Definition of Net Sales).

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1.78“New Indication” means an indication other than an Initial Indication.

1.79“NHI Price” means, with respect to a Licensed Product, the National Health Insurance price (yakka) applicable to such Licensed Product in the Otsuka Territory, which is determined and may be amended from time to time by the MHLW.  Following any National Health Insurance price (yakka) revision, a new NHI Price shall be automatically adopted from the day of the official implementation of such National Health Insurance price (yakka) revision by the MHLW and, at the time of such adoption, the royalty rates hereunder may be reduced in accordance with Section 9.6.3(b) (NHI Price Reduction).

1.80“NHI Price Listing” means, with respect to a Licensed Product, the listing of such Licensed Product and its NHI Price on a list of drugs for which medical providers can be reimbursed under the NHI, following approval of the NHI Price by the Central Social Insurance Medical Council (Chuikyo) of the MHLW.

1.81“NHI Price Listing Milestone Event” has the meaning set forth in Section 9.3 (NHI Price Listing Milestone Payment).

1.82“Non-Clinical Studies” means non-human studies of Licensed Products, including chemistry, manufacturing and control-related studies.

1.83“Option” has the meaning set forth in Section 2.2 (Option to New Indications).

1.84“Other Product” has the meaning set forth in Section 1.75 (Definition of Net Sales).

1.85“Otsuka” has the meaning set forth in the Preamble.

1.86 “Otsuka BA Patent Rights” has the meaning set forth in Section 12.2.2(a) (Prosecution of Otsuka Patent Rights).

1.87“Otsuka BA Technology” means Otsuka Know-How and Otsuka BA Patent Rights.

1.88 “Otsuka Indemnitees” has the meaning set forth in Section 11.2 (General Indemnification by Esperion).

1.89 “Otsuka Know-How” means Know-How Controlled by Otsuka or its Affiliates that are Sublicensees during the Term that is developed in the course of activities under this Agreement, and is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products, but excluding Joint Know-How.

1.90“Otsuka Patent Right” means any Patent Right Controlled by Otsuka or its Affiliates that are Sublicensees during the Term that Covers Otsuka Know-How and is

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reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products, but excluding Joint Patent Rights.

1.91“Otsuka Technology” means Otsuka Know-How and Otsuka Patent Rights.

1.92“Otsuka Territory” means Japan.

1.93“Otsuka Territory Commercialization Plan” has the meaning set forth in Section 4.2.1 (Initial Commercialization Plan Summary).

1.94“Otsuka Territory Promotional Materials” has the meaning set forth in Section 4.3.2 (Otsuka Advertising & Promotion).

1.95“Otsuka Territory-Specific Brand Strategy” has the meaning set forth in Section 4.3.2 (Otsuka Advertising & Promotion).

1.96“Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable, incurred and invoiced to conduct such activities, as applicable, including payments to contract personnel; provided, however, that [***] will not be considered Out-of-Pocket Costs.

1.97“Party” means Otsuka or Esperion.

1.98“Patent Challenge” has the meaning set forth in Section 13.2.3 (Challenges of Patent Rights).

1.99“Patent Rights” means (a) all issued patents (including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, reissues, patents and patent claims maintained after post grant examination (including inter partes review, post grant review or opposition proceeding) and patents of addition); (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals); (c) inventor’s certificates; and (d) all equivalents of the foregoing in any country of the world.

1.100“Payment Forms” means all of the following documents which, at the time Esperion provides such documents to Otsuka, must be currently effective (un-expired), completed and signed: one (1) copy of the United States Internal Revenue Service Form 6166 (United States Residency Certification); two (2) copies of Form 3 (Application Form for Income Tax Convention); and one (1) copy of Form 17 (Attachment Form for Limitation on Benefits Article).

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1.101“Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.

1.102“PMDA” means the Japanese Pharmaceuticals and Medical Devices Agency and any successor thereto.

1.103“Pharmacovigilance Agreement” has the meaning set forth in Section 3.9 (Pharmacovigilance).

1.104“Phase II Clinical Trial” means a human clinical trial, the principal purpose of which is to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety, effectiveness and dose ranging for a particular indication or indications in a target patient population, consistent with the requirements of U.S. 21 C.F.R. § 312.21(b) or (for trial conducted outside the U.S.) its equivalents in the applicable non-U.S.  jurisdictions.

1.105“Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to establish that the product is safe and efficacious for its indicated use, define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, to support the filing of an application for Regulatory Approval for such product, consistent with the requirements of U.S. 21 C.F.R. §312.21(c) or (for trial conducted outside the U.S.) its equivalents in the applicable non-U.S. jurisdictions.

1.106“Post-Approval Study” means all studies required as a condition to the grant of Regulatory Approval for the Licensed Product, such as confirmatory trials or PASS (post approval safety study).

1.107“Product Trademark Infringement Action” has the meaning set forth in Section 12.7.2 (Enforcement of Product Trademarks).

1.108“Product Trademarks” means the Esperion Trademarks and any alternative or additional Trademarks approved by the JCC for Licensed Products in the Otsuka Territory pursuant to Section 6.1.7 (JCC Decision-Making).

1.109“PSUR” has the meaning set forth in Section 3.9 (Pharmacovigilance).

1.110“Quality Agreement” has the meaning set forth in Section 5.3 (Licensed Product Supply Agreements).

1.111“Registration Dossier” means the registration dossier of technical data and information compiled by or on behalf of Otsuka with respect to a Licensed Product submitted to a Regulatory Authority for obtaining Regulatory Approval of a Licensed Product in the Field in the Otsuka Territory, including any JNDA.

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1.112“Regulatory Approval” means any and all approvals, licenses, registrations or authorizations of any Regulatory Authority that are necessary for the marketing and sale of a product in a country or group of countries, including a marketing authorization application filed with a Regulatory Authority in the Otsuka Territory, including all additions, amendments, supplements, extensions and modifications thereto, but excluding NHI Price Listing.

1.113“Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, reimbursement or pricing of Licensed Products, including the PMDA.

1.114“Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Regulatory Authorities (including Registration Dossiers, minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents, in each case relating to the Licensed Product, and all data contained in any of the foregoing, including all clinical trial applications, Regulatory Approvals and applications therefor, regulatory drug lists, advertising and promotion documents, adverse event files and complaint files.

1.115“Regulatory Exclusivity” means, with respect to a Licensed Product in the Otsuka Territory, any exclusive marketing right, data exclusivity right or other status conferred by any Governmental Authority with respect to such Licensed Product in the Otsuka Territory, other than a Patent Right, that limits or prohibits a Person from (i) relying on pivotal safety or efficacy data generated by or for Otsuka or its Sublicensees with respect to a Licensed Product in an application for Regulatory Approval of a Generic Product or (ii) Commercializing a Licensed Product or a Generic Product.

1.116“Relevant Factors” means all relevant factors that may affect the Development or Commercialization of a Licensed Product, including (as applicable): [***].

1.117“Responsible Party” has the meaning set forth in Section 12.3.3 (Control; Cooperation).

1.118“RMP” has the meaning set forth in Section 3.9 (Pharmacovigilance).

1.119“Royalty Term” has the meaning set forth in Section 9.6.2 (Royalty Term).

1.120“Safety Concern” means, with respect to any Licensed Product, (a) any safety concern required to be reported under 21 C.F.R. § 312.32(c)(1)(iii) (“Findings from animal or in vitro testing”) or (b) a material toxicity or material drug safety issue or a Serious Adverse Event reasonably related to a Licensed Product.

1.121“Safety Reasons” means a Party’s reasonable belief that there is an unacceptable risk for harm in humans based upon (a) preclinical safety data, including data from animal toxicology studies, or (b) the observation of serious adverse effects in humans

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after the Licensed Product has been administered to humans, such as during a Clinical Study or after the First Commercial Sale, in each of clauses (a) and (b), which would materially impact the safety or efficacy and the commercial feasibility of Licensed Product.

1.122“Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) death, (b) life-threatening event, (c) inpatient hospitalization or prolongation of existing hospitalization, (d) persistent or significant disability or incapacity or substantial disruption of the ability to conduct normal life functions, (e) a congenital anomaly/birth defect, (f) significant intervention required to prevent permanent impairment or damage or (g) a medical event that may not result in death, be life-threatening or require hospitalization but, based on appropriate medical judgment, that may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes described in clauses (a) through (e).

1.123“Sublicensee” means a Third Party to whom a Party grants a direct or indirect sublicense under any Esperion Technology, Otsuka Technology or Joint Technology, as the case may be, to Develop, Manufacture or Commercialize a Licensed Product in the Field pursuant to Section 8.1.2 (Otsuka Sublicense Rights) or Section 8.2.2 (Esperion Sublicense Rights) or the last sentence of Section 12.1.2 (Ownership). In addition, a Party’s Affiliate to whom such Party grants a direct or indirect sublicense under any Esperion Technology, Otsuka Technology or Joint Technology, as the case may be, to Develop, Manufacture or Commercialize a Licensed Product in the Field pursuant to Section 8.1.2 (Otsuka Sublicense Rights) or Section 8.2.2 (Esperion Sublicense Rights) shall be deemed a Sublicensee for purposes of this Agreement.  For clarity, Third Party contract research organizations, distributors, wholesalers, CMOs and the like will not be Sublicensees, and agreements between a Party and such entities will not be sublicenses, for purposes of this Agreement.

1.124“Sued Party” has the meaning set forth in Section 12.4.1 (Third Party Infringement Suit).

1.125“Supply Agreement” has the meaning set forth in Section 5.3 (Licensed Product Supply Agreements).

1.126“Term” has the meaning set forth in Section 13.1 (Term).

1.127“Territory” means (a) the Esperion Territory and/or (b) the Otsuka Territory, as applicable.

1.128“Third Party” means a Person other than a Party and its Affiliates.

1.129 “Third Party IP Agreement” has the meaning set forth in Section 12.4.2.

1.130 “Tier 1” has the meaning set forth in Section 9.3 (NHI Price Listing Milestone Payment).

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1.131“Tier 2” has the meaning set forth in Section 9.3 (NHI Price Listing Milestone Payment).

1.132“Tier 3” has the meaning set forth in Section 9.3 (NHI Price Listing Milestone Payment).

1.133“Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, in any language, including any katakana trademark, including the goodwill and activities associated with each of the foregoing.

1.134“Transition Activities” has the meaning set forth in Section 13.4.5(a) (Transition Activities).

1.135“United States” means the United States of America and its territories, possessions and commonwealths.

1.136“Valid Claim” means any claim, within any Esperion Patent Rights in the Field, that: (a) has been granted by a patent granting authority, that is in force and unexpired, and that has not been surrendered, abandoned, revoked, disclaimed or held invalid or unenforceable by a decision taken by an administrative or civil court in the Otsuka Territory; or (b) is a pending claim in a patent application within the Esperion Patent Rights in the Field [***]; provided that any such pending claim in such patent application that has been pending for more than [***] years following the first filing date of such patent application in the Otsuka Territory shall cease to be a Valid Claim in the Otsuka Territory unless and until it becomes a granted claim fulfilling the requirements under (a) above while the Royalty Term is otherwise ongoing. For clarity, for purposes of the foregoing proviso, if such patent application is a continuation application or a divisional application, the “first filing date” with respect to such patent application shall mean the filing date in the Otsuka Territory of the original (parent) patent application on which such continuation application or divisional application is based.

2.	DEVELOPMENT

2.1Licensed Products.

2.1.1Overview. Subject to the terms and conditions of this Agreement, including oversight by the JCC, except with respect to Non-Clinical Studies, Otsuka shall be solely responsible for the Development of the Licensed Products in the Field in the Otsuka Territory, including for the conduct of all Clinical Studies to obtain and maintain Regulatory Approvals of the Licensed Products in the Otsuka Territory. In accordance with Section 2.1.5, Esperion shall be solely responsible for the conduct of Non-Clinical Studies identified by the Parties as required for Otsuka to obtain Regulatory Approval of a Licensed Product in the Otsuka Territory.  Subject to the terms and conditions of this Agreement, including Sections 2.1.6 and 3.8, Otsuka shall use Commercially Reasonable Efforts to Develop the Licensed Products in the Field in the Otsuka Territory, including: (a) as provided in Section 2.1.2, Developing each Licensed Product pursuant

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to the applicable Development Plan; and (b) pursuing Regulatory Approval of each Licensed Product in the Otsuka Territory.

2.1.2Development Plans. For each Licensed Product, other than Authorized Generic Products, the Development activities to be undertaken by Otsuka for such Licensed Product to achieve Regulatory Approval in the Field in the Otsuka Territory shall be set forth in a development plan (each such plan, as amended from time to time in accordance with this Agreement, a “Development Plan”).  Development activities set forth in each Development Plan shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. The Development activities to be undertaken by Otsuka for the Initial Product to achieve Regulatory Approval for the Initial Indication in the Otsuka Territory are set forth in the Development Plan attached hereto as Schedule 2.1.2 (Initial Development Plan for Initial Product). For clarity, no Development Plan will be required or prepared for any Authorized Generic Product.

2.1.3Performance. Otsuka shall conduct all Development activities in a sound scientific manner and in compliance with applicable Law and the applicable Development Plan, as such Development Plan may be amended from time to time in accordance with this Agreement.  Notwithstanding anything to the contrary in this Agreement, Otsuka shall not be obligated to undertake or continue any activity under a Development Plan if: (a) Otsuka reasonably determines that performance of such activity would violate applicable Law; or (b) with respect to any Clinical Study, (i) a Regulatory Authority or independent safety data review board for such Clinical Study has required or recommended termination or suspension of such Clinical Study or (ii) Otsuka believes in good faith that termination or suspension of such Clinical Study is warranted because of safety or tolerability risks or the lack of suitable risk benefit ratio to the study subjects.  In the event that Otsuka determines not to undertake or continue any activity under a Development Plan in accordance with the immediately preceding sentence, Otsuka shall promptly notify Esperion of such determination, and shall use all reasonable efforts to notify and consult with Esperion prior to making such determination.

2.1.4Development Costs. Otsuka shall be solely responsible for all costs and expenses incurred in connection with the Development of the Licensed Products in the Field in the Otsuka Territory.

2.1.5Non-Clinical Studies.  Esperion shall conduct all Non-Clinical Studies identified by the Parties as required by the applicable Regulatory Authority for Otsuka to obtain Regulatory Approval of Licensed Products in the Otsuka Territory. Otsuka shall reimburse the Out-of-Pocket Costs incurred by Esperion for such Non-Clinical Studies and any direct labor (FTE) costs that are reasonably allocable to such Non-Clinical Studies within [***] of receipt of an invoice and supporting documentation, which supporting documentation shall include [***] to such Non-Clinical Studies.

2.1.6Combination Products. With respect to the Combination Product, Otsuka shall use Commercially Reasonable Efforts to Develop and Commercialize the Combination Product in the Field in the Otsuka Territory, including (a) as provided in Section

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2.1.2, Developing such Combination Product pursuant to the applicable Development Plan; and (b) pursuing Regulatory Approval of such Combination Product in the Otsuka Territory; provided, however, that notwithstanding anything to the contrary in this Agreement, Otsuka shall have final decision-making authority with respect to such Development and Commercialization, including the timing of the initiation of the Development of such Combination Product.

2.2Option to New Indications. If Esperion obtains positive results from a Phase II Clinical Trial which supports the initiation of a Phase III Clinical Trial for a New Indication for a Licensed Product in the United States, Esperion shall provide Otsuka with the applicable clinical study report (“CSR”) for such Phase II Clinical Trial and any other data and information reasonably requested by Otsuka that relates to such Phase II Clinical Trial and, upon Otsuka’s written request, Esperion shall make an oral presentation to Otsuka with respect thereto. Otsuka will have an exclusive option (the “Option”) to include such New Indication in the Field and the licenses under Section 8.1 in return for adjustments and/or additions to the regulatory milestone payments in Section 9.2 (Regulatory Milestone Payments), which could include the possible addition of Development milestones and additional or adjusted regulatory milestones but which would not include adjustments or additions to any other payments in Section 9 (Financial Terms; Royalty Reports; Payments and Audits) (and, for clarity would not include any adjustment to the sales milestones or royalty terms as set forth in Section 9.5 and Section 9.6 as of the Effective Date). Esperion’s oral presentation to notify Esperion whether Otsuka wishes to proceed with a further assessment of the Option, and in the event Otsuka provides written notice to Esperion of its intent to proceed with such further assessment within such [***] period, Otsuka shall have an additional [***] from the date of such written notice to further assess whether to exercise the Option (such [***] and [***] periods, collectively, the “Assessment Period”).  During the Assessment Period, Esperion shall promptly respond to all reasonable requests by Otsuka for additional information relating to such New Indication. In the event Otsuka provides written notice of its intent to exercise the Option within the Assessment Period, the Parties shall negotiate in good faith for a period of [***] (or such longer period as the Parties may agree) following such written notice (the “Negotiation Period”) to agree upon the terms of an amendment to this Agreement to adjust and/or add to the regulatory milestone payments (including the possible addition of Development milestone payments) in Section 9.2 (Regulatory Milestone Payments).  If the Parties cannot agree upon the terms of such amendment within the Negotiation Period, the Parties shall, [***].

2.3Records, Reports and Information Sharing.

2.3.1Records.  Otsuka shall maintain complete and accurate records of all Development and other scientific activities conducted by or on behalf of it in connection with each Licensed Product (other than Authorized Generic Products), including all data and other information resulting from such activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with such Development and scientific activities)), in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the

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Development activities and Clinical Studies with respect to each Licensed Product (other than Authorized Generic Products) by Otsuka.

2.3.2Development Activities Reports. Otsuka shall provide to Esperion, on a [***] basis through the JCC, a confidential written progress presentation that summarizes for each Licensed Product (other than Authorized Generic Products) the Development activities conducted by or on behalf of Otsuka with respect to each such Licensed Product since the previous progress presentation. In addition, Otsuka shall promptly share with Esperion summaries of all material developments and information that it comes to possess relating to the Development of any Licensed Products, including Safety Concerns and data generated from Clinical Studies of such Licensed Product.  In addition, Otsuka shall translate CSRs and top-line data derived from Clinical Studies of Licensed Products as soon as practically possible into English and shall share such translated CSRs and top-line data with Esperion promptly after completion of such translation into English; provided that Esperion shall reimburse Otsuka for all Out-of-Pocket Costs incurred by Otsuka for such translations of CSRs and top-line data.

2.3.3Access to Records. At any time during the Term, Esperion shall have the right, at its sole cost and expense, to review all records relating to such Development undertaken by Otsuka with respect to each Licensed Product, at reasonable times, and upon prior written request.

2.4Third Parties. Otsuka shall be entitled to utilize the services of Third Parties to perform Development activities under this Section 2.4 (Third Parties), provided that (a) Otsuka shall require that such Third Party operates in a manner consistent with this Agreement, including [***] and (b) Otsuka shall remain at all times fully liable for its respective responsibilities and the acts and omissions of such Third Parties engaged by it under this Agreement.  Otsuka shall require that any Third Party agreement entered into pursuant to this Section 2.4 (Third Parties) include [***].  Otsuka shall [***].  Otsuka shall be solely responsible for direction of and communications with such Third Parties.

3.	REGULATORY MATTERS

3.1Responsibility for Regulatory Matters. Subject to the terms and conditions of this Agreement, including oversight by the JCC, Otsuka shall be solely responsible, at its sole cost and expense, for all regulatory matters relating to each Licensed Product in the Otsuka Territory, including (a) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, the applicable Regulatory Authority with respect to Licensed Products; (b) interfacing, corresponding and meeting with the applicable Regulatory Authority with respect to Licensed Products; (c) seeking and maintaining all Regulatory Approvals with respect to Licensed Products, including any amendments, supplements or modifications to Regulatory Approvals; and (d) maintaining and submitting all records required to be maintained or required to be submitted to the applicable Regulatory Authority with respect to Licensed Products, in each case in the Otsuka Territory.  Notwithstanding anything to the contrary in this Agreement, Esperion shall be responsible, at its sole cost and expense, for (i) preparing the drug master file(s) for the API(s) containing data and information related to the Manufacture of the

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API(s) for the Licensed Products (the “DMF”), including preparing the DMF in the applicable format required by the PMDA (ii) providing the DMF directly to the applicable Regulatory Authority in the Otsuka Territory, and (iii) communicating with Regulatory Authorities in the Otsuka Territory regarding the DMF. Otsuka shall be entitled to reference the DMF in Regulatory Documentation, including in applications for Regulatory Approval and in the Registration Dossier, for the Licensed Product in the Otsuka Territory. Esperion shall also provide to Otsuka, at Esperion’s sole cost and expense, (A) the open part of the DMF, such as the sections containing general information, control of drug substance, container closure system, and stability, (B) an eCTD containing data and information related to the Manufacture of Bulk Tablets, and (C) upon Otsuka’s request, but subject to Esperion’s consent, information in the closed part of the DMF which Otsuka reasonably believes is necessary for preparing Regulatory Documentation for the Otsuka Territory. Otsuka shall be responsible, at its sole cost and expense, for preparing the Japanese translation of such eCTD and converting such eCTD to the applicable format required by the PMDA. Otsuka shall provide Esperion with copies of the English translations of Module 1.2 and Module 2.3 of the Registration Dossiers for the Licensed Products in the Otsuka Territory (excluding the subsection of Module 2.3 covered by the DMF). Esperion shall provide all assistance reasonably requested by Otsuka in connection with such preparation and filing of Regulatory Documentation and communications with Regulatory Authorities, and, at the request of Otsuka, Esperion shall send representative(s) of Esperion to attend in-person meetings with Regulatory Authorities in the Otsuka Territory relating to the Manufacture of API(s) or Bulk Tablets, all at Esperion’s cost and expense.

3.2Communications with Regulatory Authorities. Otsuka shall respond to all communications with the applicable Regulatory Authority relating to the Licensed Products in the Otsuka Territory. Within [***] days after receipt of any Material Communication from such Regulatory Authority with respect to such Licensed Product, Otsuka shall provide Esperion with a brief written description, in English, of the principal issues raised in such Material Communication with such Regulatory Authority. Upon Esperion’s reasonable request after receiving a notice from Otsuka in accordance with the immediately preceding sentence, Otsuka shall, at its sole cost and expense, translate such Material Communication as soon as practically possible and shall provide to Esperion such translated Material Communication promptly after completion of such translation into English. Notwithstanding the foregoing, Otsuka shall not be required to provide a brief written description or a translation of any Material Communication that is conveyed at any meeting or teleconference that is attended by any Esperion representative pursuant to Section 3.3 (Meetings with Regulatory Authorities). Otsuka will allow Esperion a reasonable opportunity to review and comment on Otsuka’s proposed response to any Material Communications with such Regulatory Authority with respect to such Licensed Product, and Otsuka will reasonably consider all comments timely provided by Esperion in connection therewith; provided, however, Otsuka shall not be required to comply with the foregoing if to do so would cause Otsuka to fail to meet any deadline requested or required by any Regulatory Authority in the Otsuka Territory.

3.3Meetings with Regulatory Authorities.  Otsuka shall provide Esperion with reasonable advance notice of all formal meetings and formal teleconferences with the applicable Regulatory Authority pertaining to any Licensed Product in the Otsuka Territory, or with as much

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advance notice as practicable under the circumstances.  Otsuka shall use reasonable efforts, to the extent reasonably practicable and not restricted or prohibited by applicable Laws or the Regulatory Authority, to permit Esperion to have, at Esperion’s expense, mutually acceptable representatives of Esperion attend, as observers, such formal meetings and formal teleconferences with such Regulatory Authority pertaining to such Licensed Product in the Otsuka Territory; provided, however, that Otsuka shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Esperion’s representatives and if attendance by Esperion representatives would require Otsuka to reduce the number of required Otsuka participants at such meeting due to limitations on the number of attendees imposed by such Regulatory Authority, then at least one (1) Esperion representative shall be permitted to observe such meeting unless Otsuka provides reasonable reasons why attendance by Esperion representatives would be inappropriate or inadvisable or otherwise should not be permitted, in which case no Esperion representative will be permitted to observe such meeting. If Esperion requires an interpreter for its representatives attending any such Regulatory Authority meeting, Esperion shall retain, at its sole cost and expense, an interpreter who can provide simultaneous interpretation.

3.4Submissions.  With respect to each such Licensed Product, Otsuka shall allow Esperion a reasonable opportunity to review and comment on all material sections (specifically, Modules  1.8, 2.5.1 and 2.5.6) of the Registration Dossier to be submitted to Regulatory Authorities or other Governmental Authorities in the Otsuka Territory related to such Licensed Product and for that purpose Otsuka shall provide English versions of such Modules to Esperion in advance of submission of any such filings. Otsuka shall consider all comments timely provided by Esperion in connection therewith and accept such comments if reasonable, provided, however, Otsuka shall not be required to comply with the foregoing or delay submission of the Registration Dossier if to do so would cause Otsuka to fail to meet the filing target date set forth in the Development Plan or any deadline requested by any Regulatory Authority in the Otsuka Territory.

3.5NHI Price Listing. Subject to the terms and conditions of this Agreement, Otsuka shall have the sole right, at its sole cost and expense, and shall use Commercially Reasonable Efforts to timely prepare and submit all necessary applications and documentation to seek to acquire, hold and maintain all NHI Price Listing necessary or useful to Commercialize each Licensed Product throughout the Otsuka Territory.

3.6Regulatory Documentation. Upon Otsuka’s reasonable request, Esperion shall provide Otsuka with all Regulatory Documentation, data and information owned or controlled by Esperion that relates to the Licensed Products to the extent necessary or useful to obtain or maintain Regulatory Approval of the Licensed Products in the Field in the Otsuka Territory.

3.7Right of Reference. Each Party hereby grants to the other Party (as well as to the other Party’s Sublicensees, when and if designated by the other Party from time to time) a non-exclusive, non-transferable right to rely upon, access, and reference all information and data (including all chemistry, manufacturing and controls information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or early access/named patient programs for the Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other Regulatory Documentation owned or Controlled

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by such Party that relates to any Licensed Product as necessary or useful to obtain or maintain Regulatory Approval of a Licensed Product in the Otsuka Territory or the Esperion Territory, as the case may be.  Such Party shall, if requested by the other Party, provide a signed statement that the other Party may rely upon, and the Regulatory Authority may access, in support of the other Party’s application for such Regulatory Approval in its Territory, any underlying raw data or information submitted by such Party to the Regulatory Authority with respect to any regulatory filing, Regulatory Approval, drug master file or other Regulatory Documentation (including orphan drug applications and designations) owned or controlled by such Party or its Sublicensees that relates to any Licensed Product.  In addition, upon request of either Party (on behalf of itself or a Sublicensee), the other Party shall obtain and provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Licensed Products in the Otsuka Territory or the Esperion Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments).

3.8Authorized Generic Products. Otsuka or its Affiliate that are Sublicensees may submit, or authorize submission of, an application for Regulatory Approval of an Authorized Generic Product at any time during the Term of this Agreement; provided, however, that Otsuka shall ensure that the launch of such Authorized Generic Product shall not occur more than [***] days prior to the launch of an unauthorized Generic Product version of the applicable Licensed Product by a Third Party. Notwithstanding anything to the contrary in this Agreement, Otsuka shall have final decision-making authority with respect to the Development and Commercialization of Authorized Generic Products, including the timing of the initiation of the Development of Authorized Generic Products.

3.9Pharmacovigilance. Within [***] days after the Effective Date, the Parties shall negotiate in good faith and enter into a pharmacovigilance agreement (“Pharmacovigilance Agreement”), which shall define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures governing the coordination of collection, investigation, reporting and exchange of information concerning any adverse experiences, and any product complaints associated with adverse experiences, related to any Licensed Product sufficient to enable each Party (and their respective Sublicensees, if any) to comply with its legal and regulatory obligations. In addition, as appropriate, such Pharmacovigilance Agreement shall include the safety data exchange procedures governing the exchange of information affecting the class (e.g., Serious Adverse Events, emerging safety issues) and address responsibilities for Development Safety Update Report (“DSUR”), Periodic Safety Update Reports (“PSUR”) and Risk Management Plans (“RMP”).  Otsuka shall be responsible for all pharmacovigilance activities for the Licensed Products in the Field in the Otsuka Territory. Esperion shall own and shall be responsible for maintaining the global safety database for Licensed Products. The language of all communications and exchanges under the Pharmacovigilance Agreement shall be English.

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4.	COMMERCIALIZATION

4.1Responsibility, Cost and Diligence.

4.1.1Otsuka Territory.  Subject to the terms and conditions of this Agreement, Otsuka shall be solely responsible, at its sole cost and expense, for all Commercialization activities relating to Licensed Products in the Otsuka Territory.

4.1.2Otsuka Commercial Diligence. Subject to the terms and conditions of this Agreement, including Sections 2.1.6 and 3.8, Otsuka will use Commercially Reasonable Efforts to Commercialize each Licensed Product throughout the Otsuka Territory. Otsuka shall conduct all Commercialization activities for each Licensed Product in accordance with the applicable Otsuka Territory Commercialization Plan (other than with respect to Authorized Generic Products) and in compliance with applicable Laws and this Agreement.

4.2Initial Otsuka Territory Commercialization Plan.

4.2.1Initial Commercialization Plan Summary. By no later than the date of filing of the applicable application for Regulatory Approval for a Licensed Product (other than any Authorized Generic Product) in the Field in the Otsuka Territory, Otsuka shall deliver to the JCC an initial written plan setting forth a summary of the anticipated activities to be undertaken by Otsuka in connection with the Commercialization of such Licensed Product in the Otsuka Territory (the “Otsuka Territory Commercialization Plan”). Each Otsuka Territory Commercialization Plan shall provide an outline of the Commercialization activities for a Licensed Product (other than an Authorized Generic Product) in the Otsuka Territory, including [***]. Commercialization activities set forth in each Otsuka Territory Commercialization Plan shall at all times be designed to be in compliance with this Agreement, all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. For clarity, Otsuka shall have no obligation to prepare or provide any Otsuka Territory Commercialization Plan for any Authorized Generic Product; provided, however that, commencing no later [***] months prior to the First Commercial Sale of each Authorized Generic Product, and thereafter on or before [***] of each Calendar Year, Otsuka shall provide to the JCC annual sales projections of each Authorized Generic Product.

4.2.2Amendments to Otsuka Territory Commercialization Plan.  The Otsuka Territory Commercialization Plan for a Licensed Product (other than an Authorized Generic Product) shall subsequently be updated and modified by Otsuka, from time to time at its discretion but no less frequently than [***], based upon, among other things, Otsuka’s Commercialization activities with respect to such Licensed Product in the Otsuka Territory. A copy of the Otsuka Territory Commercialization Plan as so updated shall be promptly provided to the JCC.

4.3Advertising and Promotional Materials; Product Trademarks.

4.3.1Global Branding.  Esperion shall, from time to time during the Term, develop (and thereafter modify and update) a global branding strategy (including global

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positioning, promotional messages, colors and other visual branding elements) for each Licensed Product for use throughout the world (the “Global Branding Strategy”). Esperion shall submit the Global Branding Strategy for a Licensed Product to the JCC at least [***].  Esperion shall consider in good faith any comments provided by Otsuka with respect to the Global Branding Strategy.

4.3.2Otsuka Advertising & Promotion.  Otsuka shall be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Licensed Product for use in the Otsuka Territory (“Otsuka Territory Promotional Materials”).  All such Otsuka Territory Promotional Materials will be compliant with applicable Law and consistent in all material respects with the Global Branding Strategy for such Licensed Product in the Otsuka Territory. Notwithstanding the foregoing, if the Parties, in accordance with Section 6.1.7 (JCC Decision-Making) mutually agree upon a Licensed Product brand strategy that is specific to the Otsuka Territory, including any Licensed Product positioning or key messaging for the Otsuka Territory that is inconsistent with the Global Branding Strategy (“Otsuka Territory-Specific Brand Strategy”), Otsuka shall have the right to implement such Otsuka Territory-Specific Brand Strategy.  Otsuka will submit representative samples, printed in the English language, of its Otsuka Territory Promotional Materials developed by it for use in the Otsuka Territory to the JCC [***].  Otsuka shall consider in good faith any timely comments Esperion may have with respect to such samples of Otsuka Territory Promotional Materials.

4.3.3Esperion Advertising & Promotional Materials. From time to time, and in any event upon the reasonable request of Otsuka, Esperion shall provide to Otsuka copies of Licensed Product promotional materials which have been used in countries where Esperion commercializes the Licensed Product, including the United States, in order for Otsuka to align its promotional materials with the Global Branding Strategy.

4.3.4Product Trademarks.  Otsuka may propose and the Parties will discuss at the JCC a katakana Trademark which is a Japanese notation of an Esperion Trademark for Licensed Products in the Otsuka Territory. In addition, if Otsuka believes the Esperion Trademarks are not appropriate for the Otsuka Territory, whether due to linguistic reasons, any notice, rejection or refusal by MHLW or other Regulatory Authority, market research showing that Esperion Trademarks are not appropriate or otherwise, Otsuka may propose for discussion at the JCC an alternative Trademark (other than the Esperion Trademarks) for Licensed Products in the Otsuka Territory. Otsuka may also propose and the Parties will discuss at the JCC additional Trademarks (e.g., logos and slogans) to be used in the Commercialization of Licensed Products in the Otsuka Territory. Any such katakana Trademark, alternative Trademark or additional Trademark that is approved by the JCC in accordance with Section 6.1.7 (JCC Decision-Making) shall be a Product Trademark.

4.4Reporting Obligations.  Following the First Commercial Sale of each Licensed Product, [***], Otsuka shall provide Esperion through the JCC a written presentation summarizing in reasonable detail Otsuka’s progress under the Otsuka Territory Commercialization Plan during the prior [***] period. In addition, Otsuka shall provide Esperion with written notice of the First

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Commercial Sale of each Licensed Product in the Otsuka Territory within [***] days after such event; provided, however, that in all circumstances, Otsuka shall inform Esperion of such event prior to public disclosure of such event by Otsuka.  Otsuka shall provide such other information to the JCC as Esperion may reasonably request with respect to Commercialization of such Licensed Product and shall keep the JCC reasonably informed of Otsuka’s Commercialization activities with respect to such Licensed Product.

4.5Sales and Distribution.  Each Party or its Sublicensees, if applicable, shall be responsible for booking sales in its respective Territory.  The Parties will use their good faith efforts to coordinate the timing of any public disclosure of Net Sales of the Licensed Products in the Otsuka Territory prior to such disclosure and, in any event, Esperion shall communicate and coordinate with Otsuka’s investor relations department before making any such public disclosure.  Each Party and/or its Sublicensees may warehouse Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Licensed Products are booked in such Party’s Territory. Each Party and/or its Sublicensees shall be solely responsible for handling all returns of any Licensed Product sold in its Territory, as well as all aspects of Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Licensed Products sold in its Territory.

4.6Ex-Territory Sales; Export Monitoring.

4.6.1Ex-Territory Sales. Subject to applicable Law, neither Party shall engage in any advertising or promotional activities relating to any Licensed Product directed primarily to customers or other buyers or users of such Licensed Product located outside its Territory or accept orders for Licensed Products from or sell Licensed Products into such other Party’s Territory for its own account.  If a Party receives any order for any Licensed Product from, or for delivery into, the other Party’s Territory, it shall refer such orders to the other Party.  [***].

4.6.2Export Monitoring. Each Party and its Sublicensees will use Commercially Reasonable Efforts to monitor and prevent exports of Licensed Products from its own Territory for Commercialization in the other Party’s Territory using methods permitted under applicable Law that are commonly used in the industry for such purpose, and shall promptly inform the other Party of any such exports of Licensed Products from its Territory of which it becomes aware, and any actions taken to prevent such exports.  Each Party agrees to take reasonable actions requested in writing by the other Party that are consistent with Law [***].

4.7Recalls, Market Withdrawals or Corrective Actions.

4.7.1Notification and Determination. In the event that any Regulatory Authority threatens or initiates any action to remove a Licensed Product from the market, the Party receiving notice thereof shall notify the other Party of such communication immediately (but in no event later than [***] hours after receipt thereof).

4.7.2Responsibility of the Parties.  During the Term, Otsuka shall at all times be responsible for and shall determine whether to initiate any recall, withdrawal or market notification of a Licensed Product in the Field in the Otsuka Territory and Esperion shall at all

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times be responsible for and shall determine whether to initiate any recall, withdrawal or market notification of a Licensed Product in the Field in the Esperion Territory, including the scope of such recall or withdrawal (e.g., a full or partial recall, or temporary or permanent recall or market notification); provided, however, that before such responsible Party initiates a recall, withdrawal or market notification in its respective Territory, the Parties shall promptly meet in-person or by means of teleconference, videoconference or other similar communications equipment and discuss in good faith the reasons therefor; provided further, that such discussions shall not delay any action that such responsible Party believes has to be taken in relation to any recall, withdrawal or market notification.

5.	MANUFACTURE AND SUPPLY

5.1Licensed Products. Subject to the terms and conditions of this Agreement and the Supply Agreement (as defined below), Esperion shall Manufacture and supply Bulk Tablets to Otsuka in compliance with all applicable Laws, including, as applicable, cGMP, for clinical and commercial use in the Otsuka Territory, unless and until Otsuka is ready to Manufacture (or have Manufactured) the Bulk Tablets from the active pharmaceutical ingredient(s) (the “API(s)”) supplied by Esperion.  Otsuka shall be responsible, at its sole cost and expense, for the primary and secondary packaging of the Bulk Tablets for clinical and commercial use in the Otsuka Territory.

5.2Pricing. For clinical use, Esperion shall supply the API(s) or Bulk Tablets on an [***] basis at [***]. For commercial use, Esperion shall supply the API(s) or Bulk Tablets on an [***] basis at [***]. [***]. At the time Esperion submits the first invoice to Otsuka under each Supply Agreement, Esperion will provide to Otsuka a summary of [***].  The Parties will negotiate in good faith and include in each Supply Agreement a provision pursuant to which Esperion will be required to provide a similar summary of [***] to Otsuka at any time [***].

5.3Licensed Product Supply Agreements.  Within [***] days following the Effective Date, the Parties will commence negotiations in good faith towards a supply agreement (and any other necessary ancillary agreements including a quality technical agreement (“Quality Agreement”)) for clinical supply of Bulk Tablets from Esperion to Otsuka and, reasonably in advance of the First Commercial Sale of the first Licensed Product, the Parties will negotiate in good faith towards a supply agreement (and any other necessary ancillary agreements including a Quality Agreement) for commercial supply of Bulk Tablets from Esperion to Otsuka (each, a “Supply Agreement”).  Each Supply Agreement will be on commercially reasonable terms customary to CMO supply agreements, as applicable, and shall include (a) the terms and conditions in this Section 5 (Manufacture and Supply), (b) forecasting and ordering terms that are consistent with Esperion’s obligations to its CMO’s Manufacturing, (c) key performance indicators (including criteria regarding Manufacturing capacity, quantity, timeliness of delivery, quality and cost that are consistent with prevailing industry standards for CMO agreements), (d) specifications (including shelf life requirements), provisions relating to safety stock and failure to supply (including appropriate remedies in the event of a failure to supply), change control provisions, warranties, and acceptance and rejection procedures, in each case as applicable, and (e) provisions relating to (i) audits and inspections by Governmental Authorities as set forth in Section 5.7.2 (By

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Governmental Authority), (ii) validation and testing as set forth in Section 5.5 (Validation and Testing), and (iii) the disposition, including Esperion’s buy-back, of any inventory of API(s) held by Otsuka following termination of this Agreement as set forth in Section 13.4 (Special Consequences of Certain Terminations).  The Parties anticipate that the specifications for Bulk Tablets for the Otsuka Territory as set forth in the Supply Agreement will be the same in all material respects as the then-current FDA-approved specifications for Bulk Tablets. In the event the specifications for Bulk Tablets for the Otsuka Territory as set forth in a Supply Agreement differ in any material respect from the then-current FDA-approved specifications for Bulk Tablets as a result of changes required by the PMDA or changes mutually agreed to by the Parties, the Parties will discuss sourcing for the supply of Bulk Tablets conforming to such differing specifications, Esperion shall use Commercially Reasonable Efforts to supply the Bulk Tablets conforming to such differing specifications through Esperion’s supply chain, and Esperion shall supply the Bulk Tablets conforming to such differing specifications on an [***] basis at [***]; provided, that [***].

5.4Technology Transfer. In the event Otsuka sends Esperion written notice requesting technology transfer to enable Otsuka, or the applicable CMOs selected by mutual agreement of the Parties, to Manufacture Bulk Tablets from API(s) supplied by Esperion for the Otsuka Territory, then the Parties shall mutually agree on a technology transfer plan for such technology transfer and shall implement the technology transfer activities in accordance with such mutually agreed technology transfer plan. For clarity, such technology transfer shall not include the manufacturing process for any API(s). Esperion shall use Commercially Reasonable Efforts to support the technology transfer to Otsuka, or the applicable CMO, and shall [***].  Otsuka shall [***] to implement the technology transfer.

5.5Validation and Testing. At Otsuka’s request and, if applicable, as required by any Regulatory Authority in the Otsuka Territory, Esperion shall conduct validation, annual stability testing and any other specific testing of Bulk Tablets Manufactured and supplied by or on behalf of Esperion as required for the Otsuka Territory. Otsuka shall reimburse the Out-of-Pocket Costs incurred by Esperion for such validation and testing activities and any labor (FTE) costs that are reasonably allocable to such activities within [***] of receipt of an invoice and supporting documentation, which supporting documentation shall include copies of Third Party contracts and invoices reflecting the Out-of-Pocket Costs incurred by Esperion and a statement of Esperion’s direct labor costs reflecting FTE rates and the number of FTEs allocable to such validation and testing activities.

5.6Third Parties. Each Party shall be entitled to utilize the services of CMOs or other Third Parties to perform Manufacturing activities under this Agreement, provided that [***].

5.7Audits and Inspections.

5.7.1By Otsuka. If Esperion elects to inspect or audit any facilities of its CMOs or other Third Party Manufacturers with respect to Manufacture of Bulk Tablets or API(s) for the Otsuka Territory, Esperion shall notify Otsuka of such audit or inspection and Otsuka shall have the right, but not the obligation, to accompany Esperion and observe and review such

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inspection or audit (to the extent permitted); and in any event, Esperion shall provide Otsuka with copies of all reports of Esperion’s audits or inspections of its CMOs and other Third Party Manufacturers relating to Manufacture of Bulk Tablets or API(s) for the Otsuka Territory. Such reports shall be deemed Esperion’s Confidential Information. All inspections and audits of such CMOs and other Third Party Manufacturers shall be led by Esperion including with respect to the drafting of any audit reports, the review and approval of such reports and any responses from the applicable CMO or other Third-Party Manufacturer with respect to such reports. Esperion shall have final say with respect to any disputes between the Parties related to the content of any audit report or the responses from the applicable CMO or Third-Party Manufacturer with respect to such audit report. If permitted by the applicable CMO or Third-Party Manufacturer, Otsuka shall be permitted to have one (1) auditor (together with an interpreter) participate in the audit of such facilities, provided that Esperion shall use good faith efforts to ensure that one (1) auditor (plus one (1) interpreter) from Otsuka participates in such audit.  Esperion shall use Commercially Reasonable Efforts to include in each agreement between Esperion and its CMOs and other Third Party Manufacturers that Manufacture Bulk Tablets or API(s) for the Otsuka Territory [***]. Esperion retains the sole right to conduct “for cause” audits of the facilities of its CMOs or other Third Party Manufacturers; provided, however, that if Otsuka identifies the need to perform a “for cause” audit of such facilities to address quality or compliance issues related to Bulk Tablets or API(s) Manufactured for the Otsuka Territory (including to address any notice from a Governmental Authority of noncompliance with applicable Laws), as well as in connection with the preparation for submission of Regulatory Documentation in Otsuka Territory and in response to Regulatory Authority requirements in Otsuka Territory, Otsuka shall notify Esperion and Esperion shall schedule and conduct such audit as permissible by the applicable contractual agreement with the such CMO or Third Party Manufacturer.  In the event Bulk Tablets or API(s) are Manufactured for the Otsuka Territory by Esperion or its Affiliates, instead of or in addition to such Manufacture by a CMO or other Third Party Manufacturer, Esperion shall permit Otsuka’s representatives to conduct remote (off-site) audits and to visit, inspect and audit Esperion’s and its Affiliates’ facilities used in such Manufacture of Bulk Tablets or API(s) for the Otsuka Territory to observe such Manufacturing, discuss such Manufacturing with appropriate personnel, audit batch documentation and other records relating to such Manufacturing and otherwise audit compliance with this Agreement, the applicable Supply Agreement and Quality Agreement and applicable Laws. Otsuka may inspect and conduct onsite audits of such facilities of Esperion and its Affiliates during regular business hours, and may conduct remote and onsite audits of such facilities upon reasonable advance notice to Esperion, not more than once in any [***] month period; provided, however, that Otsuka shall be entitled to conduct “for cause” audits of such facilities of Esperion and its Affiliates more frequently as and when necessary to address quality or compliance problems relating to Bulk Tablets or API(s) Manufactured by Esperion or its Affiliates for the Otsuka Territory (including to address any notice from a Governmental Authority of noncompliance with applicable Laws if such noncompliance relates to or may affect such Manufacture for the Otsuka Territory, or issuance by the FDA of a Form 483 or Warning Letter or a comparable notice issued by any other Governmental Authority), as well as in preparation for submission of Regulatory Documentation in the Otsuka Territory and in response to Regulatory Authority requirements in the Otsuka Territory.

5.7.2By Governmental Authority.  If any Governmental Authority carries

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out or gives notice of its intention to carry out any inspection or audit of Esperion or any of its Affiliates or CMOs or other Third Party Manufacturers in relation to Manufacture of Bulk Tablets or API(s) for the Otsuka Territory, Esperion shall promptly notify Otsuka thereof and (a) if such inspection or audit is of Esperion or its Affiliates, Esperion shall use reasonable efforts to ensure that Otsuka will have the right to be present at such inspection or audit to the extent related to Esperion’s or its Affiliates’ Manufacture of Bulk Tablets or API(s) for the Otsuka Territory, and (b) if such inspection or audit is of Esperion’s CMOs or other Third Party Manufacturers, Esperion shall, to the extent permitted by its contractual agreement with the applicable CMO or Third Party Manufacturer, permit Otsuka to observe any such inspection or audit to the extent related to the Manufacture of Bulk Tablets or API(s) for the Otsuka Territory. Following receipt of the inspection results or audit observations of the Governmental Authority from such inspection or audit (a redacted copy of which Esperion will promptly provide to Otsuka to the extent it relates to the Bulk Tablets or API(s) Manufactured for the Otsuka Territory), Esperion will prepare any appropriate responses. A copy of the responses will be provided to Otsuka for review and comment on such responses in advance of the date such responses are due, to the extent such responses pertain to the Manufacture of Bulk Tablets or API(s) for the Otsuka Territory, and Esperion shall consider Otsuka’s comments in good faith prior to responding.  With respect to any dispute between the Parties related to such responses, Esperion shall have the final say.  For inspections at Esperion’s CMOs and other Third-Party Manufacturers, Esperion shall provide to Otsuka a summary of any inspections and related findings that specifically pertain to the Manufacture of Bulk Tablets or API(s) for the Otsuka Territory to Otsuka. Such information shall be redacted with respect to any CMO or Third Party Manufacturer confidential or proprietary information.

6.	COLLABORATION MANAGEMENT

6.1Joint Collaboration Committee.

6.1.1Overview.  Within [***] days after the Effective Date, the Parties shall establish a Joint Collaboration Committee to oversee the Development and regulatory activities relating to the Licensed Products in the Field in the Otsuka Territory, including reviewing and guiding implementation of the Development in the Otsuka Territory. The JCC shall also be responsible for the enumerated responsibilities set forth in Section 6.1.6 (JCC Responsibilities).

6.1.2Composition.  The JCC shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party. Each Party shall appoint its respective representatives to the JCC as of the Effective Date and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least [***] JCC representatives who are executive level employees (vice president or above), and all JCC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Parties’ activities hereunder.  Additional representatives or consultants may from time to time, with prior notice to the other Party, be invited to attend JCC meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

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6.1.3JCC Co-Chairpersons. The JCC shall be co-chaired by a representative of each of Otsuka and Esperion (the “Co-Chairpersons”), the name of such representative of each Party to be communicated to the other Party prior to the first scheduled meeting of the JCC.  The Co-Chairpersons’ JCC responsibilities shall include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved and ensuring the objectives and results of each meeting are communicated to the senior management of each Party, in each case in close consultation with the Alliance Managers. A Co-Chairperson can be an Alliance Manager at the same time.

6.1.4Alliance Managers.

(a)Appointment.  Within [***] days following the Effective Date, each Party will appoint (and notify the other Party of the identity of) an employee of such Party having a general understanding in matters related to pharmaceutical development, commercialization, and promotion, to act as its alliance manager under this Agreement (each, an “Alliance Manager”).  The Alliance Managers shall be a member of the JCC and will serve as a primary point of contact for the other Party and will undertake such other tasks as are detailed in this Agreement or as may be assigned by the JCC.  Each Alliance Manager shall attend each scheduled meeting of the JCC.  Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.

(b)General Responsibilities.  Each Alliance Manager will be responsible to ensure a collaborative work environment between the Parties to ensure that the alliance is run smoothly, professionally and productively.  Each Alliance Manager shall act in his or her discretion to facilitate the execution of the collaboration throughout their organization and will oversee and support implementation plans; promote effectiveness of the governance model and implementation of contractual provisions and lead any changes to enhance the alliance between both Parties; and facilitate the JCC (and other bodies) for effective decision making in a timely manner.

(c)Specific Responsibilities. The Alliance Managers shall be responsible for (i) scheduling meetings of the JCC, (ii) setting agendas for meetings with solicited input from other members and (iii) for acting as secretary at each meeting and preparing the draft minutes of such meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JCC.  Within [***] days after each meeting, the drafting Alliance Manager shall provide the draft minutes to the other Alliance Manager for review and comment.  The drafting Alliance Manager shall reasonably consider all comments from the other Alliance Manager that are provided within [***] days. The drafting Alliance Manager shall prepare and submit revised final draft minutes for approval within [***] days after receipt of such comments or upon the expiration of such [***] day comment period.  Beginning with Otsuka’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers on a meeting-by-meeting basis after each meeting of the applicable committee.

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6.1.5Meetings. The JCC shall meet no less frequently than each Calendar Quarter until receipt of the first Regulatory Approval for the first Licensed Product in the Otsuka Territory and semi-annually (each [***] months) thereafter, provided that either Party may propose an unscheduled JCC meeting any time during the Term and the Parties may mutually agree upon alternative meeting schedules, including less frequently. Meetings can be conducted in person or by means of teleconference, videoconference or other similar communications equipment. All meetings and proceedings for the JCC shall take place in English.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

6.1.6JCC Responsibilities.  The JCC shall have the following responsibilities with respect to the Development, Manufacturing and Commercialization of Licensed Products pursuant to this Agreement:

(a)discussing, reviewing and approving the Development Plans and amendments or modifications to the Development Plans;

(b)discussing, reviewing and approving the Development of new formulations of Licensed Products or the Development of any New Combination Product;

(c)discussing and reviewing the implementation of the Development Plans, and reviewing the status and results of such Development Plans;

(d)discussing, reviewing and approving Clinical Studies, including post-marketing studies proposed to be sponsored or supported (through supply of Licensed Products) by Otsuka, of Licensed Products in the Otsuka Territory, including the approval of the relevant study design or summary of the relevant protocol and related documentation;

(e)discussing and reviewing the status of Licensed Products, including material Development and Manufacturing matters in the Esperion Territory and the Otsuka Territory;

(f)discussing and reviewing the Global Branding Strategy and discussing, reviewing and approving any Otsuka Territory-Specific Brand Strategy;

(g)discussing, reviewing and approving the Otsuka Territory Commercialization Plans and amendment or modifications to the Otsuka Territory Commercialization Plans;

(h)discussing and reviewing the implementation of such Otsuka Territory Commercialization Plans, and reviewing the status and results of such Otsuka Territory Commercialization Plans;

(i)discussing, reviewing and approving any alternative or additional Product Trademarks for the Otsuka Territory pursuant to Section 4.3.4 (Product Trademarks);

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(j)reviewing representative samples of Otsuka Territory Promotional Materials developed for use in the Otsuka Territory as provided in Section 4.3.2;

(k)reviewing a publication strategy pursuant to which the Parties may publish certain key results achieved in connection with this Agreement as provided in Section 7.2.1;

(l)overseeing the JCC’s subcommittees and ensuring effective participation in each such committee’s operations by any of its members;

(m)addressing any other matters regarding the Development, and Manufacturing of Licensed Products referred to the JCC by the terms of this Agreement; and

(n)performing such other activities as the Parties agree in writing shall be the responsibility of the JCC.

6.1.7JCC Decision-Making.

(a)Voting.  With respect to decisions of the JCC, the representatives of each Party shall have collectively one (1) vote on behalf of such Party.  For each meeting of the JCC, the attendance of at least [***] representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, by videoconference or by written agreement.

(b)Escalation.  The JCC shall attempt to resolve any and all decisions and disputes before it by consensus.  If the JCC is unable to reach consensus with respect to a decision or dispute regarding any matter within the JCC’s responsibilities for a period in excess of [***] days, then the dispute shall be submitted to the Chief Executive Officer of Esperion and the Chief Executive Officer of Otsuka or his or her designee for resolution.  If such dispute cannot be resolved for a period in excess of [***] days following escalation (or such other period as the Parties may agree), then Section 6.1.7(c) (Tie-Breaking) shall apply.

(c)Tie-Breaking.  If a dispute cannot be resolved under Section 6.1.7(b) (Escalation), then:

(i)The Chief Executive Officer of Otsuka or his or her designee shall have the deciding vote if the dispute relates to [***].

(ii)The Chief Executive Officer of Esperion shall have the deciding vote if the dispute relates to:

a)	[***];
b)	[***]; and
c)	[***].

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(iii)All matters within the JCC’s responsibilities that cannot be resolved under Section 6.1.7(b) (Escalation) that are not subject to a Party’s deciding vote pursuant to clause (i) or clause (ii) of this Section 6.1.7(c) (including [***]), shall be subject to the mutual agreement of both Parties and shall not be subject to arbitration or any other form of external dispute resolution.

For the avoidance of doubt, all matters relating to the Development, Manufacturing and Commercialization of a Licensed Product in the Esperion Territory shall be decided by Esperion and shall not be subject to decision-making by the JCC.

(d)Limitations.  Neither the JCC nor any subcommittee of the JCC shall have decision-making authority regarding any of the following matters, and neither Party shall be permitted to exercise its tie-breaking authority under Section 6.1.7(c) (Tie-Breaking), such that the resulting decision would have any of the following results:

(i)the imposition of any requirements on the other Party to undertake obligations beyond those for which it is responsible, or forgo any rights, under this Agreement;

(ii)the imposition of any requirements that the other Party take or decline to take any action that would result in a violation of any Law or any agreement with any Third Party or the infringement of intellectual property rights of Third Parties;

(iii)any matters that would excuse such Party from any of its obligations specifically enumerated under this Agreement; or

(iv)modifying the terms of this Agreement or taking any action to expand or narrow the responsibilities of the JCC (but excluding amendments and modifications to any schedules or exhibits to this Agreement that are expressly permitted under this Agreement).

6.1.8Subcommittees.  The Parties or the JCC shall have the right to create such subcommittees of the JCC as they or it may deem appropriate or necessary (such as a finance subcommittee, or other appropriate subcommittees).  Each such subcommittee shall report to the JCC, which shall have authority to approve or reject recommendations or actions proposed thereby, subject to the terms of this Agreement.

(a)Collaboration Principles.  In performing its obligations and exercising its rights hereunder (including acting through its executives, representatives on any of the committees and its Alliance Managers), each Party shall [***] to undertake and perform its obligations in a timely and efficient manner [***].

(b)Confidentiality. All information disclosed by either Party or its representatives to the other Party or its representatives under this Section 6 (Collaboration Management) shall be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 (Confidentiality and Publication).

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(c)Modifications. The Parties shall meet from time to time to discuss whether any changes to the governance structure for the Parties’ activities hereunder are necessary or advisable.

7.	CONFIDENTIALITY AND PUBLICATION

7.1Nondisclosure Obligation.

7.1.1All Confidential Information disclosed by one Party to the other Party under this Agreement shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:

(a)is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b)is known to the public before its receipt from the disclosing Party, or thereafter becomes known to the public through no breach of this Agreement by the receiving Party;

(c)is subsequently disclosed to the receiving Party by a Third Party who is not known by the receiving Party to be under an obligation of confidentiality to the disclosing Party; or

(d)is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.

7.1.2Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 7.1.3 (Nondisclosure Obligation) below, a receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement as may be reasonably required in order to perform its obligations and to exploit its rights under this Agreement, and specifically to (i) Sublicensees, and their employees, directors, agents, consultants, advisors or other Third Parties as necessary or useful in connection with the exploitation of the Licensed Products in such Party’s Territory in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 7.1 (Nondisclosure Obligation); (ii) Governmental Authorities or other Regulatory Authorities in any country, in order to obtain patents, and comply with statutory tax and legal requirements in any country or perform its obligations or exploit its rights under this Agreement, provided that such Confidential Information shall be disclosed only to the extent reasonably necessary to do so; (iii) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; and (iv) (a) any bona fide actual or prospective underwriters, investors, lenders or acquirers of a Party or substantially all its assets and to consultants and advisors of such Third Party, and (b) any bona fide actual or prospective

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collaborators or strategic partners, including prospective Third Party Sublicensees, and to consultants and advisors of such Third Party, in each case of (a) and (b) during bona fide business discussions provided that the receiving party of such information is under an obligation of confidentiality of reasonable scope and duration with respect to such information.  If a Party is required by Law to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 7.1 (Nondisclosure Obligation), such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure.  Notwithstanding Section 7.1.1 (Nondisclosure Obligation), Confidential Information that is required to be disclosed by Law shall remain otherwise subject to the confidentiality and non-use provisions of this Section 7.1 (Nondisclosure Obligation).  If either Party concludes that a copy of any of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party shall provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, shall provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and shall take such Party’s comments into consideration before filing such agreement.

7.1.3Each Party recognizes that the value to the other Party of the transactions under this Agreement depend, in part, on each Party protecting the secrecy of its Know-How. Therefore, without limiting any Party’s right to license its Know-How, subject to the terms of this Agreement, in any way it chooses, each Party shall use Commercially Reasonable Efforts to protect the confidentiality of its Know-How as determined in such Party’s reasonable business judgment.

7.2Publication and Publicity.

7.2.1Publication. Esperion shall develop and share with the JCC a publication strategy pursuant to which the Parties may publish certain key results achieved in connection with this Agreement, including in connection with Development of the Licensed Products in the Otsuka Territory, that will be coordinated with the publication by Esperion of similar results achieved with respect to such activities in the Esperion Territory, with the goal of protecting the Parties’ ability to obtain Patent Rights with respect to such activities as applicable, and to position the Licensed Products for Regulatory Approval and successful Commercialization in the Parties’ respective Territories.  All publications of such key results shall also be subject to this Section 7.2.1 (Publication).  Except for disclosures permitted pursuant to Section 7.1 (Nondisclosure Obligation) and Section 7.2.2 (Publicity), if a Party desires to make a publication or public presentation regarding any such key results, or that contains the Confidential Information of the other Party, the publishing Party shall deliver to the other Party a copy of the proposed written publication or presentation at least [***] days prior to submission for publication or presentation. The non-publishing Party shall have the right (i) to require modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons, and the publishing Party shall remove all Confidential Information of the non-publishing Party if requested by the non-publishing Party, or (ii) to request a reasonable delay in publication or presentation in order to protect patentable information. If the non-publishing Party requests a delay, the publishing

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Party shall delay submission or presentation for a period of [***] days to enable the non-publishing Party to file patent applications protecting such Party’s rights in such information.

7.2.2Publicity.  Except as set forth in Section 7.1 (Nondisclosure Obligation) and Section 7.2.1 (Publication) above and Section 7.3 (Press Release) below, the terms of this Agreement may not be disclosed by either Party.  Neither Party shall use the name or Trademark of the other Party or its employees in any publicity, news release or disclosure relating to any of this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party, except as may be required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in any country other than the United States or of any stock exchange or listing entity, or except as expressly permitted by the terms hereof.

7.3Press Release.  Following the execution of this Agreement, the Parties may each issue a press release in substantially the form set forth in Schedule 7.3 (Press Releases) or such other forms mutually agreed by the Parties.  After such initial press releases, neither Party shall issue a press release or public announcement relating to the Parties’ respective rights and obligations under this Agreement without the prior written approval of the other Party, not to be unreasonably withheld, conditioned or delayed, except that the Parties  may (i) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (ii) issue a press release or public announcement as required, in the reasonable judgment of such Party, by Law, including by the rules or regulations of the United States Securities and Exchange Commission, or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity on which such Party desires to list or does list its securities.

7.4Survival.  The provisions in this Section 7 (Confidentiality and Publication) shall survive the expiration or the termination of this Agreement for a period of [***] years thereafter, except that with respect to trade secrets, such provisions and obligations shall survive for as long as the trade secrets remain secret.

8.	LICENSES

8.1License Grants to Otsuka.

8.1.1Exclusive License Grant. Subject to the terms and conditions of this Agreement, Esperion hereby grants to Otsuka a non-transferable (except as provided in Section 14.2 (Assignment)), sublicensable (subject to Section 8.1.2 (Otsuka Sublicense Rights)), exclusive (even as to Esperion and its Affiliates) license under the Esperion Technology, Esperion’s interest in the Joint Technology, and the Product Trademarks to Develop, have Developed, Manufacture, have Manufactured and Commercialize Licensed Products in the Field in the Otsuka Territory. The license granted hereunder shall be royalty-bearing for the Royalty Term applicable to each Licensed Product (and its corresponding Authorized Generic Product) in the Otsuka Territory, and, after the Royalty Term applicable to such Licensed Product (and its corresponding Authorized Generic Product), shall convert to a fully-paid, royalty-free perpetual license. Notwithstanding the

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foregoing, the Parties’ respective rights and obligations with respect to the Manufacture and having Manufactured the Licensed Products in and for supply to the Otsuka Territory shall be subject to the terms set forth in this Agreement and in the Supply Agreement.

8.1.2Otsuka Sublicense Rights. Otsuka shall have the right to sublicense any of its rights under Section 8.1.1 (Exclusive License Grant), including rights to co-promote Licensed Products in the Field in the Otsuka Territory, to any of its Affiliates without the prior consent of Esperion or to any Third Party Sublicensee with the prior consent of Esperion, such consent not to be unreasonably withheld, conditioned or delayed. Each sublicense granted by Otsuka pursuant to this Section 8.1.2 (Otsuka Sublicense Rights) shall be subject and subordinate to the terms of this Agreement and shall contain provisions consistent with those in this Agreement. Otsuka shall promptly provide Esperion with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 8.1.2 (Otsuka Sublicense Rights)), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) with respect to Esperion’s Confidential Information and (ii) a requirement that the Sublicensee submit applicable sales or other reports to Otsuka to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement. Notwithstanding any sublicense, Otsuka shall remain primarily liable to Esperion for the performance of all of Otsuka’s obligations under, and Otsuka’s compliance with all provisions of, this Agreement.

8.2License Grants to Esperion.

8.2.1License Grant for Esperion Territory. Subject to the terms and conditions of this Agreement, Otsuka hereby grants Esperion a non-transferable (except as provided in Section 14.2 (Assignment)), sublicensable (subject to Section 8.2.2 (Esperion Sublicense Rights)), exclusive, royalty-free license under the Otsuka Technology solely for exploitation of products comprising or containing Bempedoic Acid, either alone or in combination with other active pharmaceutical ingredients, including all dosage strengths, presentations, forms and formulations, in the Esperion Territory.

8.2.2Esperion Sublicense Rights. Esperion shall have the right to sublicense any of its rights under Section 8.2.1 (License Grant for Esperion Territory) to any of its Affiliates or to any Third Party without the prior consent of Otsuka, subject to the requirements of this Section 8.2.2 (Esperion Sublicense Rights). Each sublicense granted by Esperion pursuant to this Section 8.2.2 (Esperion Sublicense Rights) shall be subject and subordinate to this Agreement and shall contain provisions consistent with those in this Agreement.  Esperion shall promptly provide Otsuka with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 8.2.2 (Esperion Sublicense Rights)), and each such sublicense agreement shall contain a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) of this Agreement with respect to Otsuka’s Confidential Information.  Notwithstanding any sublicense, Esperion shall remain

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primarily liable to Otsuka for the performance of all of Esperion’s obligations under, and Esperion’s compliance with all provisions of, this Agreement.

8.3Retained Rights.  For the avoidance of doubt, notwithstanding the provisions of Section 8.1 (License Grants to Otsuka) or any other provision of this Agreement, Esperion shall retain rights under the Esperion Patent Rights, Esperion Know-How, Regulatory Documentation, Esperion Trademarks and Esperion house marks to (a) perform its responsibilities under this Agreement or any ancillary agreement; and (b) Develop and Manufacture the Licensed Product in the Territory for purposes of global Development of the Licensed Product and for purposes of Commercializing the Licensed Product in the Esperion Territory.

8.4No Implied Licenses.  Except as specifically set forth in this Agreement, neither Party shall acquire any license or other right or interest, by implication or otherwise, in any intellectual property rights of the other Party or any of its Affiliates.

8.5No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.

9.	FINANCIAL TERMS; ROYALTY REPORTS; PAYMENTS AND AUDITS

9.1Upfront Payment.  Following the Effective Date, as consideration for the license and rights granted hereunder, Otsuka shall pay Esperion Sixty Million United States dollars ($60,000,000) as a one-time, nonrefundable, nonreimbursable, noncreditable upfront payment within [***] days after the receipt of invoice and Payment Forms from Esperion.

9.2Regulatory Milestone Payments.  Otsuka shall provide Esperion with written notice of the achievement by Otsuka or any of its Sublicensees of any regulatory milestone event set forth below in this Section 9.2 (Regulatory Milestone Payments) within [***] days after such event has occurred.  Esperion shall send Otsuka an invoice and Payment Forms for the applicable milestone payment following receipt of such written notice, and Otsuka shall pay the associated milestone payment within [***] days of the receipt of such invoice and Payment Forms.  Each milestone payment shall be payable only once.

Regulatory Milestone Event	Regulatory Milestone Payment (USD)
[***]	[***]
[***]	[***]

9.3NHI Price Listing Milestone Payment.  Following the first NHI Price Listing in the Otsuka Territory for the Initial Product for the Initial Indication (the “NHI Price Listing Milestone Event”), Otsuka shall pay Esperion one of the milestone payments set forth in the table below (the “NHI Price Listing Milestone Payment”) depending upon the first NHI Price Listing in the Otsuka Territory for the Initial Product for the Initial Indication. Otsuka shall provide

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Esperion with written notice of the first NHI Price Listing in the Otsuka Territory for the Initial Product for the Initial Indication within [***] days after such price listing has occurred.  Esperion shall send Otsuka an invoice and Payment Forms for the applicable NHI Price Listing Milestone Payment on the earlier to occur of (a) receipt of such written notice or (b) publication of such NHI Price Listing, and Otsuka shall pay the applicable milestone payment within [***] days of the receipt of such invoice and Payment Forms.  The applicable NHI Price Listing Milestone Payment shall be payable only once.

NHI Price Listing	NHI Price Listing Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]

9.4Data Milestone Payment. If applicable, Esperion shall promptly provide Otsuka with written notice of the achievement by Esperion or any of its Sublicensees of one of the data milestone events set forth below in this Section 9.4 (Data Milestone Payment).  If either such data milestone event is achieved, then following Regulatory Approval and NHI Price Listing in the Otsuka Territory for the Initial Product for the Initial Indication, Esperion shall send Otsuka an invoice and Payment Forms for the applicable data milestone payment set forth below corresponding to such data milestone event, and Otsuka shall pay such milestone payment (the “Data Milestone Payment”) within [***] days of the receipt of such invoice and Payment Forms.  The applicable Data Milestone Payment shall be payable only once.  For the avoidance of doubt, the Data Milestone Payment will not be paid to Esperion unless and until receipt of Regulatory Approval and NHI Price Listing for the Initial Product in the Otsuka Territory for the Initial Indication.

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Data Milestone Event	Data Milestone Payment (USD)
[***]	[***]
[***]	[***]

9.5Sales Milestone Payment.  Otsuka shall provide Esperion with written notice of the first achievement by Otsuka or any of its Sublicensees of any sales milestone event set forth below in this Section 9.5 (Sales Milestone Payment) within [***] days after the end of the Calendar Quarter in which such sales milestone event was first achieved.  Esperion shall send Otsuka an invoice and Payment Forms for the applicable milestone payment following the receipt of such notice, and Otsuka shall pay the associated milestone payment within [***] days of the receipt of such invoice and Payment Forms.  The Parties acknowledge that more than one commercial milestone payment may become due and payable in any given Calendar Year.  Each sales milestone payment set forth below shall be payable only once, regardless of the number of times a sales milestone event is achieved.

Sales Milestone Event	Commercial Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

9.6Royalties Payable to Esperion.

9.6.1Royalty Rates.  Subject to the terms and conditions of this Agreement, Otsuka shall pay to Esperion, on a Licensed Product-by-Licensed Product basis, royalties on annual Net Sales by Otsuka or its Sublicensees of each Licensed Product in the Otsuka Territory during the Royalty Term for such Licensed Product, on a tiered basis as set forth below.  For clarity, the Net Sales of an Authorized Generic Product will be added to the Net Sales of the corresponding non-generic Licensed Product and the total Net Sales of the Authorized Generic

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Product and corresponding non-generic Licensed Product will be applied for the calculation of the royalties during the Royalty Term applicable to the corresponding Licensed Product.

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 1 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than [***]	[15]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***]	[***]%

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 2 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***]	[***]%

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 3 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***] and equal to or less than [***]	[***]%
Greater than [***]	30%

9.6.2Royalty Term. The period during which the royalties set forth in Section 9.6.1 (Royalty Rates) shall be payable, on a Licensed Product-by-Licensed Product (excluding an Authorized Generic Product) basis, shall commence with the First Commercial Sale of such Licensed Product and continue until the latest of (a) the date of expiration of the last Valid Claim that Covers such Licensed Product in the Otsuka Territory, (b) the expiration of Regulatory

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Exclusivity for such Licensed Product in the Otsuka Territory and (c) the [***] anniversary of the First Commercial Sale of such Licensed Product in the Otsuka Territory (each such period, a “Royalty Term”). For clarity, references to Licensed Product for purposes of the Royalty Term shall not mean or include any Authorized Generic Product; provided that royalties shall be payable on each Authorized Generic Product sold during the Royalty Term for the corresponding Licensed Product.  Further for clarity, upon expiration of the Royalty Term for a Licensed Product, no further royalties shall be payable with respect to such Licensed Product or its corresponding Authorized Generic Product.

9.6.3Royalty Reductions.

(a)Generic Entry.  If a Third Party obtains Regulatory Approval for a Generic Product in the Otsuka Territory in any Calendar Quarter during the Royalty Term for a Licensed Product, then the royalty rate set forth in Section 9.6.1 (Royalty Rates) shall be reduced by [***] in such Calendar Quarter.

(b)NHI Price Reduction.  If during the Royalty Term for a Licensed Product (prior to any reduction in the royalty rate for Regulatory Approval of a Generic Product) the NHI Price for such Licensed Product in the Otsuka Territory is reduced by [***] or more (the “NHI Price Reduction Percentage”) at one time due to high sales performance of such Licensed Product or for any other reason, then, at the time the new (reduced) NHI Price is adopted as provided in Section 1.79 (Definition of NHI Price), the applicable royalty rates set forth in Section 9.6.1 (Royalty Rates) shall be reduced by [***] of the applicable original royalty rates set forth in Section 9.6.1 (Royalty Rates).  For example, [***].

(c)Otsuka Third Party Payments. In the event that Otsuka reasonably determines, on a Licensed Product-by-Licensed Product basis, that it is necessary or useful to acquire rights under a Third Party’s Patent Rights, Know-How or other intellectual property, through a license, acquisition or other agreement with such Third Party, for the Development, Manufacture or Commercialization of such Licensed Product in the Otsuka Territory under this Agreement, Otsuka may deduct [***] of all payments by Otsuka to such Third Party for such rights (including all upfront payments, milestone payments, license fees, royalties and other amounts payable to such Third Party for such rights) in a given Calendar Quarter in the Otsuka Territory against the royalties due and payable by Otsuka to Esperion on the Net Sales for such Licensed Product in such Calendar Quarter in the Otsuka Territory; provided, however, that the royalties that otherwise would be payable to Esperion on the Net Sales for such Licensed Product shall not be reduced by more than [***] in any given Calendar Quarter as a result of any deduction under this Section 9.6.3(c); and provided further, that Otsuka shall be entitled to carry forward to subsequent Calendar Quarters any amounts with respect to which Otsuka would have been entitled to take a deduction pursuant to this Section 9.6.3(c) but is unable to take such deduction pursuant to the first proviso in this Section 9.6.3(c).

(d)Cumulative Reductions Floor.  In no event will the royalty rate under Section 9.6.1 (Royalty Rates) in any given Calendar Quarter during the Royalty Term for any Licensed Product be reduced by more than [***] of the royalty rate that otherwise would have

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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

applied in such Calendar Quarter for such Licensed Product but for the reductions set forth in this Section 9.6.3 (Royalty Reductions).

9.7Reports; Payment of Royalty. Otsuka shall provide Esperion with a written report within [***] days after the end of each Calendar Quarter showing, on a Licensed Product-by-Licensed Product basis Net Sales of each Licensed Product in the Otsuka Territory and the royalties payable under this Agreement with respect to each such Licensed Product.  Esperion shall send Otsuka an invoice and Payment Forms for the applicable royalties within [***] days of receipt of such report, and Otsuka shall pay the associated royalties within [***] days of the receipt of such invoice and Payment Forms.

9.8Audits.

9.8.1Upon the written request of a Party (the “Auditing Party”) at least [***] days in advance and not more than [***], Esperion (with respect to COGS and amounts invoiced by Esperion under this Agreement and the Supply Agreements, including pursuant to Sections 2.1.5, 5.2 and 5.5 of this Agreement) and Otsuka or any Sublicensee that is selling Licensed Products in the Otsuka Territory (with respect to royalties and other payments under this Section 9 (Financial Terms; Royalty Reports; Payments and Audits)) (each, an “Audited Party”) shall permit an independent certified public accounting firm of internationally-recognized standing selected by the Auditing Party and reasonably acceptable to the Audited Party, at the Auditing Party’s expense except as set forth below, to have access during normal business hours to such of the records of the Audited Party as may be reasonably necessary to verify the accuracy of, with respect to Esperion as the Audited Party, COGS and amounts invoiced by Esperion under this Agreement and under each Supply Agreement, and, with respect to Otsuka or its Sublicensee, the royalty and other amounts payable or reports under this Section 9 (Financial Terms; Royalty Reports; Payments and Audits) for any year ending not more than [***] years prior to the date of such request for the sole purpose of verifying the basis and accuracy of amounts invoiced or payments made, respectively, and compliance with the financial terms of this Agreement.  Notwithstanding the foregoing, the Auditing Party may not make more than [***] such request in a Calendar Year.

9.8.2If such accounting firm identifies a discrepancy made during such period, then, in the case of an underpayment by Otsuka, Otsuka shall pay Esperion the amount of such underpayment and, in the case of an overpayment to Esperion (whether pursuant to this Agreement or a Supply Agreement), Esperion will refund to Otsuka the amount of such overpayment, in each case within [***] days after the date the Auditing Party delivers to the Audited Party such accounting firm’s written report so concluding, or as otherwise agreed by the Parties in writing.  The fees charged by such accounting firm shall be paid by the Auditing Party, unless, in the case of Otsuka as the Audited Party, such discrepancy represents an underpayment by Otsuka of at least [***] of the payments due in the audited period, and in the case of Esperion as the Audited Party, such discrepancy represents an overpayment by Otsuka of at least [***] of the payments due in the audited period, in which case such fees shall be paid by the Audited Party.

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9.8.3Unless an audit for such year has been commenced prior to and is ongoing upon the [***] anniversary of the end of such year, the calculation of royalties, expense reimbursement and other payments payable or amounts invoiced under this Agreement and any Supply Agreement with respect to such year shall be binding and conclusive upon both Parties, and, as the case may be, Otsuka and its Sublicensees shall be released from any further liability or accountability with respect to such royalties or expense reimbursement, and Esperion shall be released from any further liability or accountability with respect to such amounts invoiced, for such year.

9.8.4The Auditing Party shall treat all financial information subject to review under this Section 9.8 (Audits) or under any sublicense agreement in accordance with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication), and shall cause its accounting firm to enter into a confidentiality agreement with the Audited Party obligating the accounting firm to retain all such information in confidence pursuant to such confidentiality agreement, which terms shall be no less stringent than the provisions of Section 7 (Confidentiality and Publication).

9.9Payment. All payments to be made under this Agreement shall be made in United States Dollars (legal tender of the United States of America).

9.10Late Payments. If Esperion does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to Esperion from the due date until the date of payment at a per-annum rate of [***], or the maximum rate allowable by applicable Law, whichever is less.

9.11Taxes. Otsuka shall use reasonable efforts to minimize tax withholding on payments made to Esperion. Notwithstanding such efforts, if Otsuka concludes that tax withholdings under the Laws of any country are required with respect to payments to Esperion, Otsuka shall first notify Esperion sufficiently in advance to provide Esperion at least [***] days to determine whether there are actions Esperion can undertake to avoid such withholding.  During this [***]-day notice period, Otsuka shall refrain from making such payment until Esperion instructs Otsuka that (a) Esperion intends to take actions (satisfactory to both Parties) that shall obviate the need for such withholding, in which case Otsuka shall make such payment only after it is instructed to do so by Esperion, or (b) Otsuka should make such payment and withhold the required amount and pay it to the appropriate Governmental Authority and Otsuka shall promptly provide Esperion with copies of receipts or other evidence reasonably required and sufficient to allow Esperion to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits,  the Parties shall cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment, and the Parties shall cooperate to minimize such taxes in accordance with applicable Laws, including using reasonable efforts to access the benefits of any applicable treaties.

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9.12Payment of Back Royalties. If Otsuka would owe a royalty payment to Esperion under this Section 9 (Financial Terms; Royalty Reports; Payments and Audits) but for a decision by a court or other governmental agency of competent jurisdiction holding a claim within Esperion Patent Rights in the Otsuka Territory unenforceable, unpatentable or invalid and if such decision is later vacated or reversed by a final non-appealable decision by a court or other governmental agency of competent jurisdiction such that such claim qualifies as a Valid Claim that Covers a Licensed Product in the Otsuka Territory, Esperion may invoice Otsuka for such unpaid royalty payments after such decision is vacated or reversed and Otsuka shall make any such unpaid royalty payments to Esperion within [***] days after receipt of such invoice.

9.13Payment.  All payments to be made under this Agreement shall be paid by bank wire transfer in immediately available funds to Esperion’s following designated bank account:

Beneficiary Name: [***]
Address: [***]
Bank Account Number: [***]
SWIFT code: [***]
Bank Name: [***]
Bank Address [***]

Esperion may from time to time designate formally in writing another bank account in the United States to which Otsuka shall thereafter make all payments hereunder.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1Mutual Representations and Warranties as of the Effective Date. Each Party represents and warrants to the other Party that, as of the Effective Date:

10.1.1Such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

10.1.2Such Party has all requisite corporate power and corporate authority to enter into this Agreement and to carry out its obligations under this Agreement.

10.1.3All requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken.

10.1.4The execution, delivery and performance of this Agreement, and compliance with the provisions of this Agreement, by such Party do not and shall not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, (b) constitute a breach of, or default under (or an event which, with notice or lapse of time or both, would become a default under) or conflict with, or give rise to any right of termination, cancellation or acceleration of, any agreement, arrangement or instrument, whether written or oral, by which such Party or any of its assets are bound, or (c)

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violate or conflict with any of the provisions of such Party’s organizational documents (including any articles or memoranda of organization or association, charter, bylaws or similar documents).

10.1.5No consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority or other Third Party is required to be obtained or made by such Party in connection with the authorization, execution and delivery by Otsuka of this Agreement.

10.2Additional Representations and Warranties of Esperion.  Esperion represents and warrants to Otsuka that, as of the Effective Date:

10.2.1(a) Esperion has sufficient legal or beneficial title and ownership of, or sufficient license rights under, the Esperion Technology and Esperion Trademarks to grant the licenses under such Esperion Technology and Esperion Trademarks to Otsuka as purported to be granted pursuant to this Agreement, and (b) to Esperion’s knowledge, neither any license granted by Esperion or its Affiliates to any Third Party, nor any license granted by any Third Party to Esperion or its Affiliates conflicts with the rights and licenses granted under the Esperion Technology or the Esperion Trademarks to Otsuka hereunder.

10.2.2(a) Schedule 10.2.2 (Esperion Patent Rights) sets forth a complete and accurate list of the Esperion Patent Rights owned, either solely or jointly, or in-licensed by Esperion and its Affiliates (the “Existing Esperion Patent Rights”) and indicates, for each Existing Esperion Patent Right, whether such Patent Right is owned solely or jointly by Esperion or licensed by Esperion from a Third Party and if so, identifies the co-owner or the licensor or sublicensor from which the Patent Right is licensed, (b) to Esperion’s knowledge, the Existing Esperion Patent Rights are all Patent Rights owned or in-licensed by Esperion and its Affiliates related to the Initial Product and/or the Combination Product and/or the Development, Manufacture or Commercialization thereof in the Field in the Otsuka Territory, (c) to Esperion’s knowledge, Esperion Controls all Existing Esperion Patent Rights and Esperion Trademarks and no payments are, as of the Effective Date, or will be after the Effective Date owed or payable to any Third Party in connection with any rights, licenses or access in, to or under the Existing Esperion Patent Rights or Esperion Trademarks, (d) to Esperion’s knowledge, the Existing Esperion Patent Rights are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Existing Esperion Patent Rights (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority), and (e) Esperion or its Affiliates have timely paid all filing and renewal fees payable with respect to the Existing Esperion Patent Rights and all registration and maintenance fees payable with respect to the Esperion Trademarks in the Otsuka Territory.

10.2.3To Esperion’s knowledge, Esperion has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Existing Esperion Patent Rights and the Esperion Trademarks.

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10.2.4Esperion has obtained from all inventors of Esperion Technology owned by Esperion valid and enforceable agreements assigning to Esperion each such inventor’s entire right, title and interest in and to all such Esperion Technology.

10.2.5To Esperion’s knowledge, the Development, Manufacture and Commercialization in the Otsuka Territory of any Licensed Product as formulated and manufactured as of the Effective Date does not and will not constitute misappropriation of any Know-How of any Third Party or infringe any issued patent or any Trademark of any Third Party.

10.3Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, OTSUKA TECHNOLOGY (WITH RESPECT TO OTSUKA), ESPERION TECHNOLOGY (WITH RESPECT TO ESPERION), PRODUCT, PROGRAM, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THE AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.  EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT PURSUANT TO THIS AGREEMENT SHALL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY LICENSED PRODUCT SHALL BE ACHIEVED.

10.4Exclusivity.  During the period [***], on a Licensed Product-by-Licensed Product and indication-by-indication basis in the Otsuka Territory, neither Otsuka nor Esperion shall, either alone or with or through any Affiliates or Third Parties, [***].

10.5Certain Other Covenants.

10.5.1Compliance.  Otsuka and its Sublicensees shall Develop, Manufacture and Commercialize the Licensed Products in material compliance with this Agreement and all applicable Laws, including current governmental regulations concerning GLP, GCP and cGMP.

10.5.2Conflicting Agreements. Neither Party shall enter into any agreement with any Third Party that would conflict with, limit or restrict either Parties’ ability to comply with this Agreement.

10.5.3No Debarment.  Otsuka shall use Commercially Reasonable Efforts to not use, in any capacity in connection with this Agreement or the performance of its obligations under this Agreement, any Person that has been debarred pursuant to Section 306 of the FD&C Act, or that is the subject of a conviction described in such section.  Otsuka agrees to inform Esperion in writing immediately if it or any Person that is performing activities under this Agreement, is debarred or is subject to debarment or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Otsuka’s knowledge, is threatened, relating to the debarment or

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conviction of Otsuka or any Person or entity used in any capacity by Otsuka or any of its Affiliates in connection with performance of its other obligations under this Agreement.

11.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

11.1General Indemnification by Otsuka. Otsuka shall indemnify, hold harmless and defend Esperion, its Sublicensees, and their respective directors, officers, employees and agents (“Esperion Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation expenses) (collectively, “Losses”) arising out of or resulting from (a) the Development, Manufacture or Commercialization of the Licensed Products by Otsuka or its Sublicensees in the Otsuka Territory, (b) any breach of, or inaccuracy in, any representation or warranty made by Otsuka in this Agreement, or any breach or violation of any covenant or agreement of Otsuka in or in the performance of this Agreement or (c) the negligence or willful misconduct by or of Otsuka and its Sublicensees and subcontractors, including CMOs, and their respective directors, officers, employees and agents in the performance of Otsuka’s obligations under this Agreement. Otsuka shall have no obligation to indemnify the Esperion Indemnitees to the extent that the Losses arise out of or result from any breach of, or inaccuracy in, any representation or warranty made by Esperion in this Agreement, or any breach or violation of any covenant or agreement of Esperion in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Esperion Indemnitees, or matters for which Esperion is obligated to indemnify Otsuka under Section 11.2 (General Indemnification by Esperion).

11.2General Indemnification by Esperion. Esperion shall indemnify, hold harmless, and defend Otsuka, its Sublicensees and their respective directors, officers, employees and agents (“Otsuka Indemnitees”) from and against any and all Losses arising out of or resulting from (a) the Development, Manufacture or Commercialization of the Licensed Products by Esperion or its Sublicensees in the Esperion Territory, (b) any breach of, or inaccuracy in, any representation or warranty made by Esperion in this Agreement, or any breach or violation of any covenant or agreement of Esperion in or in the performance of this Agreement or (c) the negligence or willful misconduct by or of Esperion and its Sublicensees and subcontractors, including CMOs, and their respective directors, officers, employees and agents in the performance of Esperion’s obligations under this Agreement.  Esperion shall have no obligation to indemnify the Otsuka Indemnitees to the extent that the Losses arise out of or result from any breach of, or inaccuracy in, any representation or warranty made by Otsuka in this Agreement, or any breach or violation of any covenant or agreement of Otsuka in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Otsuka Indemnitees, or matters for which Otsuka is obligated to indemnify Esperion under Section 11.1 (General Indemnification by Otsuka).

11.3Indemnification Procedure. In the event of any such claim against any Otsuka Indemnitee or Esperion Indemnitee (individually, an “Indemnitee”), the indemnified Party shall promptly notify the other Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation

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costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Sections 11.1 (General Indemnification by Otsuka), or 11.2 (General Indemnification by Esperion) may apply, the indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense, provided that the indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party for the matters to which the indemnifying Party notified the Indemnitees that such exception(s) may apply.

11.4Limitation of Liability. NEITHER PARTY HERETO SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THE AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF A PARTY’S WILLFUL MISCONDUCT OR A BREACH OF SECTION 7 (CONFIDENTIALITY AND PUBLICATION), SECTION 10.4 (EXCLUSIVITY) OR THE EXCLUSIVITY TERMS OF THE LICENSES GRANTED IN SECTION 8 (LICENSES).  NOTHING IN THIS SECTION 11.4 (LIMITATION OF LIABILITY) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

11.5Insurance. Each Party shall, at its own expense, maintain general commercial liability insurance, including products liability insurance, contractual liability, bodily injury, property damage and personal injury coverage adequate to cover its obligations and liabilities under this Agreement and the Supply Agreement, and which are consistent with normal business practices of comparable companies with respect to similar obligations and liabilities.  Such coverage shall be purchased for a minimum limit of [***] for any one (1) claim or all damages combined.  The Parties shall maintain such insurance for so long as this Agreement or the Supply Agreement is in effect, and shall from time to time provide copies of certificates evidencing such insurance to each other upon request.  If the insurance policy is written on a claims-made basis, then the coverage must be kept in place for at least [***] years after the termination of this Agreement.

12.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

12.1Inventorship; Ownership.

12.1.1Inventorship.  Inventorship for inventions made during the course of the performance of this Agreement shall be determined in accordance with applicable patent Laws for determining inventorship.

12.1.2Ownership. Esperion shall own the entire right, title and interest in and to all inventions it solely Invents (i.e., solely by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf)) during the Term.  Otsuka shall own the entire right, title and interest in and to all inventions it solely Invents (i.e., by one or more employees of Otsuka

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or its Affiliates that are Sublicensees (or a Third Party acting on any of their behalf)) during the Term. The Parties shall jointly own the entire right, title and interest in and to all inventions they Invent jointly (i.e., by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of Otsuka or its Affiliates that are Sublicensees (or a Third Party acting on any of their behalf)) during the Term.

12.1.3Employee Assignment.  Each Party shall ensure that all of its employees and all employees of its Affiliates that are Sublicensees who are acting under its or such Affiliates’ authority in the performance of this Agreement assign to such Party under a binding written agreement all Know-How and Patent Rights discovered, made, conceived by such employee as a result of such employee’s employment.  In the case of all Third Parties acting in the performance a Party’s obligations under this Agreement, such as consultants, subcontractors, licensees, Third Party Sublicensees, outside contractors, clinical investigators, agents, or non-employees working for non-profit academic institutions, the Party that engages such Third Party shall ensure that such Third Party is also so obligated under such an agreement, unless otherwise approved by the Parties.

12.1.4Right to Practice Joint Technology.  Subject to the rights, licenses (including the licenses granted to Otsuka under Section 8.1) and obligations (including royalty obligations) of the Parties hereunder, both Parties are entitled to practice Joint Technology for all purposes on a worldwide basis and license Joint Technology without consent of and without a duty of accounting to the other Party. For the avoidance of doubt, Esperion shall have no right to grant any rights or licenses under Joint Technology that would conflict with the exclusive licenses to Otsuka in the Field in the Otsuka Territory.  Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Technology, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Technology, and will execute documents as necessary to accomplish the foregoing.

12.2Prosecution and Maintenance of Patent Rights.

12.2.1Prosecution of Esperion Patent Rights and Joint Patent Rights.

(a)Esperion has the sole responsibility to, at Esperion’s discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings in the Territory), all Esperion Patent Rights and Joint Patent Rights.

(b)Esperion shall furnish to Otsuka, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of all Esperion Patent Rights and Joint Patent Rights in the Otsuka Territory within a reasonable time after the receipt or filing of such documents.  Esperion shall provide Otsuka and its patent counsel with a reasonable opportunity to consult with and provide comments to Esperion and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. All timely advice and suggestions of Otsuka and its patent counsel shall be taken into consideration in good faith by Esperion and its patent counsel in connection with such filing.

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(c)Esperion shall not, without the prior written consent of Otsuka, abandon, forfeit or otherwise cease the prosecution or maintenance of any of the Existing Esperion Patent Rights in the Otsuka Territory; provided that, Otsuka’s consent shall not be unreasonably withheld, conditioned or delayed if Esperion has, and informs Otsuka of, a reasonable strategic reason for ceasing the prosecution and maintenance of an Existing Esperion Patent Right in the Otsuka Territory. In the event that Otsuka provides consent pursuant to the preceding sentence with respect to any Existing Esperion Patent Right or Esperion elects not to maintain patent protection on any other Esperion Patent Rights or on any Joint Patent Rights in the Otsuka Territory, Esperion shall notify Otsuka at least [***] days before any such Patent Rights would become abandoned or otherwise forfeited. Otsuka may, upon written notice to Esperion, elect to assume prosecution and maintenance of such Esperion Patent Rights or Joint Patent Rights in the Otsuka Territory and, in that event, Esperion shall assign all of its right, title and interest in and to such Esperion Patent Rights or Joint Patent Rights to Otsuka at Otsuka’s sole cost and expense, and such Esperion Patent Rights or Joint Patent Rights shall become Otsuka Patent Rights; provided that, if such assignment is not possible, then Otsuka shall have the right (but not the obligation), at its sole cost and expense, to prosecute and maintain in the Otsuka Territory patent protection on such Esperion Patent Rights or Joint Patent Right in the name of Esperion.

(d)Esperion shall bear all costs incurred in connection with the filing, prosecution and maintenance (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings) of the Esperion Patent Rights and Joint Patent Rights in the Otsuka Territory and in the Esperion Territory, except to the extent Otsuka will bear such costs in accordance with Section 12.2.1(c).

12.2.2Prosecution of Otsuka Patent Rights.

(a)Otsuka has the sole responsibility to, at Otsuka’s discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings), all Otsuka Patent Rights. Otsuka will use good faith efforts to segregate into separate Patent Rights claims of Otsuka Patent Rights that solely relate to Bempedoic Acid, or any product comprising or containing Bempedoic Acid, from claims that relate to other subject matter, to the extent such segregation is feasible under applicable patent rules and regulations.  Any such separate Otsuka Patent Rights that contain claims solely relating to Bempedoic Acid, or a product comprising or containing Bempedoic Acid, and no other subject matter shall be referred to herein as “Otsuka BA Patent Rights.”

(b)With respect to Otsuka Patent Rights that are Otsuka BA Patent Rights or that contain both claims related to Bempedoic Acid, or any product comprising or containing Bempedoic Acid, and claims related to other subject matter, Otsuka shall furnish to Esperion, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of such Otsuka Patent Rights within a reasonable time after the receipt or filing of such documents. Otsuka shall provide Esperion and its patent counsel with a reasonable opportunity to consult with and provide comments to Otsuka and its patent counsel

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regarding the filing and contents of any such application, amendment, submission or response. All timely advice and suggestions of Esperion and its patent counsel shall be taken into consideration in good faith by Otsuka and its patent counsel in connection with such filing.

(c)In the event that Otsuka is able to segregate claims and file separate Otsuka BA Patent Rights and in the event Otsuka elects not to maintain patent protection on any such Otsuka BA Patent Rights in any country(ies), Otsuka shall notify Esperion at least [***] days before any such Otsuka BA Patent Rights would become abandoned or otherwise forfeited.  Esperion may, upon written notice to Otsuka, elect to assume prosecution and maintenance of such Otsuka BA Patent Rights in such country(ies) and, in that event, Otsuka shall assign all of its right, title and interest in and to such Otsuka BA Patent Rights to Esperion at Esperion’s sole cost and expense, and such Otsuka BA Patent Rights shall become Esperion Patent Rights; provided that, if such assignment is not possible, then Esperion shall have the right (but not the obligation), at its sole cost and expense, to prosecute and maintain in such country(ies) patent protection on such Otsuka BA Patent Rights in the name of Otsuka. Notwithstanding the foregoing, Otsuka shall be entitled to abandon, forfeit or otherwise elect not to maintain patent protection on any Otsuka BA Patent Right in any country(ies) for reasonable strategic reasons provided that Otsuka also abandons or forfeits any other Patent Rights in such country(ies) that contain the same specification as such Otsuka BA Patent Right.

(d)In the event Otsuka is unable to segregate claims and file separate Otsuka BA Patent Rights, and in the event Otsuka elects not to maintain patent protection in any country(ies) on any Otsuka Patent Rights that contain both claims related to Bempedoic Acid, or any product comprising or containing Bempedoic Acid, and claims related to other subject matter, Otsuka shall notify Esperion at least [***] days before any such Otsuka Patent Rights would become abandoned or otherwise forfeited. Esperion may, upon written notice to Otsuka, assume prosecution and maintenance of such Otsuka Patent Rights in such country(ies) and, in that event, Otsuka shall assign all of its right, title and interest in and to such Otsuka Patent Rights to Esperion at Esperion’s sole cost and expense, and such Otsuka Patent Rights shall become Esperion Patent Rights; provided that, if such assignment is not possible, then Esperion shall have the right (but not the obligation), at its sole cost and expense, to prosecute and maintain in such country(ies) patent protection on such Otsuka Patent Rights in the name of Otsuka. With respect to any Otsuka Patent Right that is assigned to Esperion and becomes an Esperion Patent Right pursuant to this Section 12.2.2(d), Esperion shall, and hereby does, grant to Otsuka and its Affiliates, effective as of the date of such assignment without any further action required on the part of either Party, a non-exclusive, royalty-free, fully paid-up, irrevocable and perpetual license, with the right to grant sublicenses through multiple tiers, under such Esperion Patent Right (formerly Otsuka Patent Right) solely to research, develop, make, have made, use, sell, have sold, offer to sell, import and otherwise exploit any products other than products comprising or containing Bempedoic Acid. Notwithstanding the foregoing, Otsuka shall be entitled to abandon, forfeit or otherwise elect not to maintain patent protection on any Otsuka Patent Right that contains both claims related to Bempedoic Acid, or any product comprising or containing Bempedoic Acid, and claims related to other subject matter for reasonable strategic reasons.

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(e)Otsuka shall bear all costs incurred in connection with the filing, prosecution and maintenance (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings) of the Otsuka Patent Rights in the Otsuka Territory and in the Esperion Territory, except to the extent Esperion will bear such costs in accordance with Section 12.2.2(c) or Section 12.2.2(d).

12.3Third Party Infringement.

12.3.1Notice of Infringement. During the Term, each Party will promptly notify the other Party in writing of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of Otsuka Technology, Esperion Technology, or Joint Technology concerning any product intended for use in preventing, diagnosing or treating any disease or condition in humans (including development, Manufacture, or Commercialization) (such infringement or unauthorized use or misappropriation, “Competing Infringement”) of which such Party becomes aware. The notifying Party will provide the other Party with all evidence available to it supporting its belief that there is Competing Infringement.

12.3.2Right to Enforce.

(a)Subject to the provisions of any Esperion Third Party Agreement, Otsuka shall have the first right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competing Infringement in the Otsuka Territory under any Otsuka Technology, Esperion Technology or Joint Technology.  Such measures may include (a) initiating or prosecuting an infringement, misappropriation or other appropriate suit or action (each an “Infringement Action”) in the Otsuka Territory, or (b) subject to Section 8.1.2 (Otsuka Sublicense Rights), granting adequate rights and licenses to any Third Party necessary to render continued Competing Infringement in the Otsuka Territory non-infringing.  Notwithstanding the foregoing, if Otsuka does not inform Esperion that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] days after Otsuka’s receipt of a notice of infringement pursuant to Section 12.3.1 (Notice of Infringement) and does not provide Esperion commercially reasonable reasons why Otsuka does not intend to initiate such Infringement Action or grant such rights or licenses within such [***]-day period, then Esperion will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Esperion Technology or Joint Technology.

(b)Esperion shall have the first right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competing Infringement in the Esperion Territory under any Otsuka BA Technology, Esperion Technology or Joint Technology.  Such measures may include (a) initiating or prosecuting an Infringement Action, or (b) granting adequate rights and licenses to any Third Party necessary to render continued Competing Infringement in the Esperion Territory non-infringing.  Notwithstanding the foregoing, if Esperion does not inform Otsuka that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] days after Esperion’s receipt of a notice of infringement pursuant to Section 12.3.1 (Notice of Infringement) and does not provide Otsuka commercially reasonable reasons why Esperion does not intend to initiate such

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Infringement Action or grant such rights or licenses within such [***]-day period, then Otsuka will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Otsuka BA Technology. For clarity, with respect to Otsuka Patent Rights, Esperion shall only have the right under this Section 12.3.2(b) to enforce Otsuka BA Patent Rights against any Competing Infringement in the Esperion Territory and Esperion shall not have the right to enforce any other Otsuka Patent Rights against Competing Infringement in the Esperion Territory.

12.3.3Control; Cooperation.  The Party initiating any Infringement Action (such Party, the “Responsible Party”) shall have the right to control the initiation and prosecution of any Infringement Action, including the right to select counsel therefor, at its own expense.  If requested by the Responsible Party, the other Party shall join as a party to such Infringement Action and will execute and cause its Affiliates to execute all documents, including registration of exclusive license, necessary for the Responsible Party to initiate, prosecute, maintain or defend such action or proceeding.  In addition, at the Responsible Party’s request, the other Party shall provide reasonable assistance to the Responsible Party in connection with an Infringement Action at no charge to the Responsible Party except for reimbursement by the Responsible Party of reasonable Out-of-Pocket Costs incurred in rendering such assistance.

12.3.4Sharing of Recoveries.  Any amounts recovered by either Party pursuant to this Section 12.3 (Third Party Infringement) will be used first to reimburse the Parties for their reasonable costs and expenses, including attorneys’ fees incurred in making such recovery (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses) with any remainder [***].

12.4Third Party Claims.

12.4.1Third Party Infringement Suit. If a Third Party sues a Party (the “Sued Party”) alleging that the Sued Party’s, or the Sued Party’s Sublicensee’s, Development, Manufacture or Commercialization of the Licensed Product in the Otsuka Territory infringes or will infringe said Third Party’s intellectual property (“Third Party Infringement Suit”), then upon the Sued Party’s request and in connection with the Sued Party’s defense of any such Third Party Infringement Suit, the other Party will provide reasonable assistance to the Sued Party for such defense. The Sued Party will keep the other Party, if such other Party has not joined in such suit, reasonably informed on a quarterly basis, in person or by telephone, prior to and during the pendency of any such suit. The Sued Party will not enter into any settlement of any Third Party Infringement Suit that is instituted or threatened to be instituted against the other Party without the other Party’s prior written consent, which will not be unreasonably withheld, conditioned or delayed; except that, such consent will not be required if such settlement includes a release of all liability in favor of the other Party.  Further, the Sued Party shall not settle or compromise any Third Party Infringement Suit, or knowingly take any other action in the course thereof, in a manner that materially adversely affects the other Party’s rights or interests, without the written consent of such other Party. Any monetary damages that are required to be paid by the Sued Party to a Third Party with respect to the Otsuka Territory pursuant to a judgment rendered in a Third Party Infringement Suit will be borne by the Parties equally.

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12.4.2Esperion Third Party Agreements. Esperion shall remain responsible for the payment of all royalties, license fees, milestone payments and other payment obligations under all agreements, including all Esperion Third Party Agreements, entered into by Esperion prior to the Effective Date.  On a Licensed Product-by-Licensed Product basis, in the event that Esperion reasonably determines that it is necessary or useful to acquire rights under a Third Party’s Patent Rights, Know-How or other intellectual property, through a license, acquisition or other agreement with such Third Party, for the Development, Manufacture or Commercialization of such Licensed Product in both the Otsuka Territory and the Esperion Territory, or if Otsuka and Esperion agree that Esperion, rather than Otsuka, will acquire rights under a Third Party’s Patent Rights, Know-How or other intellectual property, through a license, acquisition or other agreement with such Third Party, for the Development, Manufacture or Commercialization of such Licensed Product in the Otsuka Territory only (any such agreement, a “Third Party IP Agreement”), Esperion shall ensure that such Third Party IP Agreement shall include the right to grant a sublicense to Otsuka in the Otsuka Territory in order for Otsuka to exercise its rights and licenses hereunder and Esperion shall negotiate such Third Party IP Agreement on commercially reasonable terms that shall not favor or burden one Party’s Territory over the other. In the event Esperion enters into such a Third Party IP Agreement, Otsuka shall bear [***] of royalty payments due thereunder that are attributable to Net Sales of Licensed Products in the Otsuka Territory and [***] of any milestone payments thereunder that are specific to the Otsuka Territory, and Esperion shall bear all other payments under such Third Party IP Agreement. Esperion shall send Otsuka an invoice for its share of such Otsuka Territory-specific royalty payments and milestone payments, and Otsuka shall pay such payments within [***] days of the receipt of such invoice.

12.5Common Interest. All information exchanged between the Parties’ representatives pursuant to this Section 12 (Intellectual Property Ownership, Protection and Related Matters) regarding the preparation, filing, prosecution, maintenance, or enforcement of Patent Rights will be deemed Confidential Information.  In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Esperion Patent Rights and Joint Patent Rights the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature.  The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning such Patent Rights, including privilege under the common interest doctrine and similar or related doctrines.

12.6Patent Term Extensions.

12.6.1Esperion Patent Rights.  Subject to the provisions of any Esperion Third Party Agreement, Esperion shall use Commercially Reasonable Efforts to obtain all available extensions of Esperion Patent Rights and Joint Patent Rights in the Otsuka Territory, as requested by Otsuka, provided that Otsuka shall reimburse Esperion all Out-of-Pocket costs incurred by Esperion in connection with seeking and obtaining such extensions.

12.6.2Otsuka Patent Rights.  Otsuka shall use Commercially Reasonable Efforts to obtain all available extensions of Otsuka Patent Rights that are Otsuka BA Patent Rights or that contain both claims related to Bempedoic Acid, or any product comprising or containing

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Bempedoic Acid, and claims related to other subject matter in the Esperion Territory, as requested by Esperion, provided that Esperion shall reimburse Otsuka all Out-of-Pocket costs incurred by Otsuka in connection with seeking and obtaining such extensions.

12.7Prosecution and Enforcement of Product Trademarks; General.

12.7.1Prosecution of Product Trademarks; General. Esperion shall own all rights, title and interest in and to all Product Trademarks. Esperion shall have the sole responsibility to file, prosecute, register and maintain (including the defense of opposition proceedings and any equivalent proceedings) all Product Trademarks, including Esperion Trademarks and back-up Trademarks for the Licensed Products (including any logo associated therewith), which shall not be confusingly similar to any Otsuka mark, on a timely manner in the Otsuka Territory throughout the Term.   Consistent with Otsuka’s exclusive right to Product Trademarks under Section 8.1.1 (Exclusive License Grant), Otsuka shall use Product Trademarks in a manner consistent with this Agreement, including the Global Branding Strategy, and for no other purpose.  Otsuka shall use any Product Trademarks in a manner consistent with trademark usage guidelines provided by Esperion from time-to-time.  Subject to the foregoing: (a) Otsuka shall not use any other marks that are confusingly similar to any Product Trademark, (b) all rights in each of the Product Trademarks shall remain at all times the sole property of Esperion, and all use of such Product Trademarks shall inure to the benefit of Esperion, and (c) Otsuka agrees not to contest or attack Esperion’s ownership of the Product Trademarks. Otsuka shall reimburse Esperion for its reasonable Out-of-Pocket Cost incurred in connection with the filing, prosecution, registration and maintenance (including the defense of opposition proceeding and equivalent proceeding) of the Product Trademarks in the Otsuka Territory.  Esperion shall invoice Otsuka from time to time for such Out-of-Pocket Costs, and Otsuka shall pay Esperion within [***] days of receipt of such invoice.

12.7.2Enforcement of Product Trademarks. During the Term, each Party will promptly notify the other Party in writing of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of any Product Trademarks in the Otsuka Territory. Otsuka shall have the right, but not the obligation, to take any reasonable measures it deems appropriate, at its sole cost and expense, including initiating or prosecuting an infringement, misappropriation or other appropriate suit or action to enforce the Product Trademarks in the Otsuka Territory (“Product Trademark Infringement Action”). Otsuka shall have the right to control the initiation and prosecution of any Product Trademark Infringement Action, including the right to select counsel therefor, at its own expense.  If requested by Otsuka, Esperion shall join as a party to such Product Trademark Infringement Action and will execute and cause its Affiliates to execute all documents necessary for Otsuka to initiate, prosecute, maintain or defend such action or proceeding. In addition, at Otsuka’s request, Esperion shall provide reasonable assistance to Otsuka in connection with a Product Trademark Infringement Action at no charge to Otsuka except for reimbursement by Otsuka of reasonable Out-of-Pocket Costs incurred by Esperion in rendering such assistance.

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13.	TERM AND TERMINATION; REMEDIES

13.1Term. The Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 13.2 (Termination Rights), this Agreement shall continue in effect, on a Licensed Product-by-Licensed Product basis until the expiration of the Royalty Term  for such Licensed Product (“Term”). Upon the expiration of the Term with respect to a Licensed Product (without this Agreement being terminated earlier pursuant to Section 13.2 (Termination Rights)), Otsuka’s rights to such Licensed Product (and all corresponding Authorized Generic Products) and all license grants to Otsuka hereunder with respect to such Licensed Product (and all corresponding Authorized Generic Products)  shall continue, shall remain exclusive to Otsuka (even as to Esperion) and shall become fully paid-up, royalty-free, perpetual and irrevocable.  Prior to expiration of the Term with respect to a Licensed Product (without this Agreement being terminated earlier pursuant to Section 13.2 (Termination Rights)), upon Otsuka’s written request, the Parties shall discuss a schedule for assignment to Otsuka of Esperion’s contracts with CMOs that relate to the Manufacture or supply of the API(s) and/or Bulk Tablets (if the technology transfer has not occurred under Section 5.4 (Technology Transfer)) for the Otsuka Territory, and Esperion shall implement such assignments in accordance with such schedule in order for the assignment of such contracts to be effective at the expiration of the Term with respect to such Licensed Product. Esperion shall use Commercially Reasonable Efforts to support such assignments and shall bear its internal costs to implement the assignments. Otsuka will bear its internal costs and all external expenses, including Esperion’s Out-of-Pocket Costs, if any, to implement such assignments.

13.2Termination Rights. This Agreement may not be terminated by either Party except as provided in this Section 13.2 (Termination Rights).

13.2.1Termination of Agreement for Convenience.  Otsuka shall have the right to terminate this Agreement in its entirety at any time after the earlier of: [***]. Notwithstanding the foregoing, Otsuka shall have the right to terminate this Agreement in its entirety at any time with respect to a Licensed Product: (i) due to Safety Reasons; or (ii) withdrawal of Regulatory Approval for such Licensed Product outside the Otsuka Territory.

13.2.2Termination of Agreement in its Entirety for Cause. This Agreement may be terminated in its entirety at any time during the Term upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach within [***] days in the case of a payment breach, or within [***] days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***] days, in order to permit such Party a reasonable period of time to cure such breach. Notwithstanding the foregoing, if the allegedly breaching Party disputes in good faith the existence, materiality, or failure to cure of any breach, and provides written notice to the other Party of such dispute within the relevant cure period, the other Party will not have the right to terminate this Agreement in accordance with this Section 13.2.2 unless and until the relevant dispute has been resolved pursuant to Section 14.4. During the pendency of

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such dispute, the applicable cure period will be tolled, all the terms of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations hereunder.

13.2.3Challenges of Patent Rights.  If, during the Term, Otsuka (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any Esperion Patent Rights or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of such Esperion Patent Rights (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Esperion shall have the right, exercisable within [***] days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to Otsuka that Esperion may terminate the license(s) granted under such Esperion Patent Right(s) to Otsuka pursuant to this Agreement [***] days following such notice (or such longer period as Esperion may designate in such notice), and, unless Otsuka withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Otsuka does not have the power to unilaterally withdraw or cause to be withdrawn, Otsuka ceases actively assisting any other party to such Patent Challenge and, to the extent Otsuka is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such [***]-day period, Esperion shall have the right to terminate the license(s) granted under such Esperion Patent Right(s) to Otsuka pursuant to this Agreement by providing written notice thereof to Otsuka. Notwithstanding the foregoing, Esperion shall not have a right to terminate any license(s) pursuant to this Section 13.2.3 (Challenges of Patent Rights) with respect to any Patent Challenge that is made in response to and defense of any claim or action that Esperion first asserts against Otsuka or any of its Affiliates or Sublicensees.

13.2.4Bankruptcy. In the event that the performance of the respective obligations of this Agreement become untenable as a result of a Party filing a petition of bankruptcy, enters into insolvency or liquidation proceedings either voluntarily or involuntarily, or if a receiver is appointed with respect to the assets of such Party, or any similar action is filed under applicable Laws, and such measure is not dismissed within [***] days, to the extent permitted by the applicable Laws of such Party’s Territory, the other Party may terminate this Agreement by written notice to such Party. Notwithstanding the foregoing, the Parties acknowledge that a Party to this Agreement may, from time-to-time, make changes in its corporate structure, including inter alia changes in the shareholdings of Affiliates, which would not constitute a case of bankruptcy under this Section 13.2.4 (Bankruptcy).

13.3Effect of Termination.

13.3.1Consequences of Termination or Expiration of this Agreement.  If this Agreement expires or is terminated by a Party prior to its expiration, in each case, in its entirety at any time and for any reason, then the following terms will apply as specified below:

(a)Licenses.  Upon termination of this Agreement under Section 13.2 prior to expiration (for clarity, not if this Agreement expires pursuant to Section 13.1), the licenses

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granted by Esperion to Otsuka under this Agreement will terminate and Otsuka and its Sublicensees will cease selling Licensed Products.

(b)Return of Information and Materials.  Upon termination or expiration, the Parties will return (or destroy, as directed by the other Party) all data, files, records, and other materials containing or comprising the other Party’s Confidential Information.  Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes, and the Parties will not be required to destroy Confidential Information that is stored automatically, such as through server backup processes.

(c)Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such termination.  Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

(d)Survival.  The following provisions of this Agreement will survive the expiration or earlier termination of this Agreement: Sections 9.7 through 9.13, inclusive (solely to the extent applicable with respect to a payment obligation that accrued prior to expiration or termination), 10.3 (Warranty Disclaimer), 12.1 (Inventorship; Ownership) (excluding Section 12.1.3), 12.2.1 (Prosecution of Esperion Patent Rights and Joint Patent Rights) (solely with respect to Joint Patent Rights), 12.2.2(d) (license grant under second-to-last sentence only), 12.5 (Common Interest) (solely with respect to Joint Patent Rights); 13.1 (Term), 13.3 (Effect of Termination), 13.4 (Special Consequences of Certain Terminations), 14.2 (Assignment), 14.3 (Governing Law), 14.4 (Jurisdiction), 14.10 (No Implied Waivers; Rights Cumulative), 14.11 (Notices), 14.14 (Independent Parties), and 14.16 (Binding Effect; No Third Party Beneficiaries); and Articles 1 (Definitions) (to the extent the definitions are used in other surviving provisions), 7 (Confidentiality and Publication) (for the time period set forth in Section 7.4 (Survival)), and 11 (Indemnification; Limitation of Liability; Insurance).

13.4Special Consequences of Certain Terminations.  If Esperion terminates this Agreement under Section 13.2 for any reason, or Otsuka terminates this Agreement under Section 13.2, other than under Section 13.2.2 (Termination of Agreement in its Entirety for Cause) or Section 13.2.4 (Bankruptcy), (for clarity, not if this Agreement expires pursuant to Section 13.1 or if Otsuka terminates this Agreement under Section 13.2.2 (Termination of Agreement in its Entirety for Cause) or Section 13.2.4 (Bankruptcy)), then, in addition to the terms set forth in Section 13.3.1 (Consequences of Termination or Expiration of this Agreement), the following additional terms will also apply:

13.4.1License Grant.  The license granted by Otsuka to Esperion under Section 8.2 (License Grants to Esperion) shall automatically become irrevocable, perpetual and worldwide.

13.4.2Disclosure of Certain Commercialization Related Information.  Otsuka will disclose to Esperion for use with respect to the further Commercialization of the Licensed Product, material information pertaining to pricing and market access strategy and health

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economic study information, in each case for the Licensed Product in the Otsuka Territory in the possession of Otsuka as of the date of such reversion that relate to such Licensed Products that is necessary for the continued Commercialization of such Licensed Products in the Otsuka Territory.

13.4.3Regulatory Materials.  Within [***] days following the date of the termination, Otsuka will assign, and hereby does assign, to Esperion all of Otsuka’s right, title and interest in and to all Regulatory Documentation for the Licensed Products, including any Regulatory Approvals and NHI Price Listing that relate to the applicable Licensed Product.

13.4.4Stock of API(s) and Finished Drug Product.  Otsuka will have the right to continue to sell and otherwise Commercialize all of the inventory of finished drug product for such Licensed Product held by Otsuka as of the effective date of termination and Otsuka shall continue to pay to Esperion any applicable royalties due on any such sales.  The disposition, including buy-back by Esperion, of any inventory of API(s) held by Otsuka as of the effective date of termination will be governed by the Supply Agreement.

13.4.5Transition Activities.

(a)The Parties wish to provide a mechanism to ensure that, assuming the Licensed Product is available to patients as of the reversion date, patients who were being treated with the Licensed Product prior to such termination or who desire access to the Licensed Product can continue to have access to such Licensed Product while the regulatory and commercial responsibilities for the Licensed Product are transitioned from Otsuka to Esperion. As such, Esperion may request Otsuka to perform transition activities that are necessary or useful to (1) transition Otsuka’s Commercialization activities (if any) to Esperion to minimize disruption to sales, (2) provide patients with continued access to the applicable Licensed Products (if applicable), (3) enable Esperion (or Esperion’s designee) to assume and execute the responsibilities under all Regulatory Approvals and ongoing Clinical Studies for the applicable Licensed Product, and (4) ensure long-term continuity of supply for the Licensed Product (collectively, the “Transition Activities”), but no longer than [***] years following the effective date of termination.

(b)Esperion may elect to have Otsuka perform the applicable Transition Activities by providing written notice to Otsuka no later than [***] days following the effective date of the termination. If Esperion requests Transition Activities, the Parties will mutually agree upon a transition plan for Otsuka to perform the applicable Transition Activities including delivery and transition dates. In addition, the Parties will establish a transition committee consisting of at least each Party’s Alliance Managers, and up to [***] additional representatives from each Party who are from other relevant functional groups to facilitate a smooth transition. While Otsuka is providing applicable Transition Activities, Otsuka and Esperion will agree on talking points and a communication plan to customers, specialty pharmacies, physicians, regulatory authorities, patient advocacy groups, and clinical study investigators, in each case only if applicable at the time of reversion, and Otsuka will make all such communications to such applicable entities in accordance with the mutually agreed talking points.

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(c)Esperion will pay Otsuka’s internal costs to perform the Transition Activities, calculated using the same methodology as Otsuka used to calculate such expenses for such Licensed Product in its most recently audited financial statements prior to the termination date. In addition, Esperion will reimburse Otsuka’s Out-of-Pocket Costs to perform the Transition Activities. Except as set forth in Section 13.4.4, Esperion will own all revenue derived from the Licensed Product after the termination date and Otsuka will remit all such revenues to Esperion no later than the [***] day following the end of the month in which such revenue was received.

14.	MISCELLANEOUS

14.1Non-Disclosure and Standstill Letter Agreement. Each of the Parties hereby acknowledges and agrees to continue to be bound by the terms of that certain Non-Disclosure and Standstill Letter Agreement, dated as of February 27, 2019, by and between Otsuka and Esperion.

14.2Assignment. Except as provided in this Section 14.2 (Assignment), this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party, such consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates, provided that the assignee assumes all of the assigning Party’s obligations under this Agreement, subject to Section 14.15.2 (Future Acquisition of a Party or its Business). The assigning Party shall remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned. Any purported assignment in violation of this Section 14.2 (Assignment) shall be void.

14.3Governing Law. The Agreement shall be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary.

14.4Jurisdiction. Each Party by its execution hereof, (a) hereby irrevocably submits to the jurisdiction of the courts sitting in New York City, New York, for the purpose of any dispute arising between the Parties in connection with this Agreement (each, an “Action”), except as otherwise expressly provided in this Agreement; (b) hereby waives, to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that (i) it is not subject personally to the jurisdiction of the above-named court, (ii) its property is exempt or immune from attachment or execution, (iii) any such Action brought in the above-named court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than the above-named court, or should be stayed by reason of the pendency of some other proceeding in any other court other than the above-named court, or (iv) this Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agrees not to commence any such Action other than before the above-named court. Notwithstanding the previous sentence a Party may commence any Action in a court other than

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the above-named court solely for the purpose of enforcing an order or judgment issued by the above-named court.

14.5Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, excluding that certain Non-Disclosure and Standstill Letter Agreement, dated as of February 27, 2019, by and between Otsuka and Esperion.  This Agreement (other than the Schedules attached hereto) may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.  The Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto, except to the extent expressly provided in this Agreement.

14.6Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect by a competent court in any jurisdiction, the invalid, illegal or unenforceable provision(s) shall be severed from this Agreement and shall not affect the validity of this Agreement as a whole.

14.7Headings. The captions to the Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.

14.8Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

14.9Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and shall not be interpreted to limit the provision to which it relates; (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person shall be construed to include the Person’s successors and permitted assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections or Schedules shall be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement,

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letter, approved minutes or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, or article, Section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”

14.10No Implied Waivers; Rights Cumulative. Except as expressly provided in this Agreement, no failure on the part of Esperion or Otsuka to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at Law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

14.11Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Esperion, to:	Esperion Therapeutics, Inc. 3891 Ranchero Drive, Suite 150 Ann Arbor, MI 48108 U.S.A. Attention: Chief Executive Officer
With a copy to:	Goodwin Procter LLP 100 Northern Avenue Boston, Massachusetts 02110 U.S.A. Attention: Christopher Denn
If to Otsuka, to:

Otsuka Pharmaceutical Co., Ltd.

Shinagawa Grand Central Tower,
2-16-4 Konan, Minato-ku,
Tokyo, 108-8242 Japan,
Attention: Director, Global Business Development
Email: OPC.License.Director@otsuka.jp
Tel: +81-3-6717-1400

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With a copy to:	Otsuka Pharmaceutical Co., Ltd. Shinagawa Grand Central Tower 2-16-4 Konan, Minato-ku Tokyo, 108-8242 Japan Attn: Director, Legal Affairs Department Email: OPC.Legal.Director@otsuka.jp Tel: +81-3-6717-1400 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party shall deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on receipt if sent by overnight courier; or (c) on receipt if sent by mail.

14.12Compliance with Export Regulations. Neither Party shall export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export Laws and other applicable foreign export Laws.

14.13Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (except payment of money obligations), to the extent that such failure or delay is caused by or results from causes which are enforceable and irresistible, potentially including embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

14.14Independent Parties. It is expressly agreed that Esperion and Otsuka shall be independent contractors and that the relationship between Esperion and Otsuka shall not constitute a partnership, joint venture or agency. Esperion shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Otsuka, without the prior written consent of Otsuka, and Otsuka shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Esperion without the prior written consent of Esperion.

14.15Performance by Affiliates.

14.15.1Use of Affiliates.  Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates.  A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement.  Accordingly, in this Agreement “Otsuka” will be interpreted to mean “Otsuka or its Affiliates” and “Esperion” will be interpreted

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to mean “Esperion or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

14.15.2Future Acquisition of a Party or its Business.  Notwithstanding Section 14.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by a Third Party (an “Acquirer”) after the Effective Date, whether by merger, asset purchase or otherwise, as to any such Acquirer, the non-acquired Party shall not obtain rights, licenses, options or access to any Patent Rights, Know-How, product candidates or products that are held by the Acquirer or any Affiliate of the Acquirer that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party), that were not generated through any use or access to the Know-How or Patent Rights of the acquired Party, or that are not used by the acquired Party in connection with a Licensed Product.

14.15.3Acquired Programs.

(a)Notwithstanding Section 14.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of either (a) an acquisition of a Party or its business after the Effective Date by an Acquirer whether by merger, asset purchase or otherwise, or (b) an acquisition by a Party after the Effective Date of the business or assets of a Third Party, whether by merger, asset purchase or otherwise, that includes any program(s) of the acquired Third Party that but for this Section 14.15.3 (Acquired Programs), would violate Section 10.4 (Exclusivity) (each such program, a “Competing Program,” and such acquired business or assets, an “Acquired Business”), then, in either case ((a) or (b)), the Acquirer or Acquired Business, and any Affiliate of the Acquirer or Acquired Business that becomes an Affiliate of the acquired or acquiring Party as a result of such acquisition (but excluding the acquired Party), shall not be subject to the restrictions in Section 10.4 (Exclusivity) as to: [***].

(b)In addition, notwithstanding Section 14.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition by a Party after the Effective Date of an Acquired Business that includes a Competing Program that is the lead development program (if such Acquired Business has no commercial products) or lead commercial product (i.e. its product with the highest net sales) for such Acquired Business and its Affiliates, the acquiring Party (a) if Otsuka, [***]; or (b) if Esperion, [***].

14.16Binding Effect; No Third Party Beneficiaries. As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

14.17Counterparts. The Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages or other electronic means, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

OTSUKA PHARMACEUTICAL CO., LTD.		ESPERION THERAPEUTICS, INC.

BY:	[***]	BY:	[***]
NAME:	[***]	NAME:	[***]
TITLE:	[***]	TITLE:	[***]

OTSUKA PHARMACEUTICAL CO., LTD.

BY:	[***]
NAME:	[***]
TITLE:	[***]

Signature page to License and Collaboration Agreement

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Schedule 1.45

Esperion Trademarks*

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Schedule 2.1.2

Initial Development Plan for Initial Product

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Schedule 7.3

Press Releases

Esperion Press Release:

Esperion Announces Agreement with Otsuka Pharmaceutical Co., Ltd. for Development and Commercialization of NEXLETOL™ (bempedoic acid) and NEXLIZET™ (bempedoic acid and ezetimibe) Tablets in Japan

– Esperion to Receive $60 Million Upfront Payment –

–Up to $510 Million in Total Milestones –

– Substantial Tiered Royalties –

–     Combines Esperion’s Expertise in Lipid Management with Otsuka’s Deep Cardiovascular Drug Development and Commercialization Expertise in Japan –

ANN ARBOR, Mich., Apr. 20, 2020 (GLOBE NEWSWIRE) -- Esperion (NASDAQ: ESPR) today announced that they have entered into a collaboration agreement with Otsuka Pharmaceutical Co., Ltd. for the development and commercialization of NEXLETOL and NEXLIZET tablets in Japan.  Both medicines were recently approved in both the US and EU.

The collaboration advances the commitment of both companies to provide cost-effective, oral, once-daily, non-statin LDL-cholesterol (LDL-C) lowering medicines for hypercholesterolemia patients in Japan. This development and commercialization collaboration combines Esperion’s expertise in lipid management with Otsuka’s deep cardiovascular drug development and commercialization expertise in Japan.

Under the terms of the agreement, Esperion will grant Otsuka exclusive rights to NEXLETOL and NEXLIZET tablet development and commercialization in Japan. Otsuka will be responsible for all development, regulatory, and commercialization activities in Japan.  In addition, Otsuka will fund all Japan-specific development costs associated with the program.  Esperion estimates this amount to total up to $100 million over the next few years.  Esperion will receive an upfront cash payment of $60 million as well as up to an additional $450 million in total development and sales milestones.  Esperion will also receive tiered royalties from 15 percent to 30 percent on net sales in Japan.

“We are thrilled to partner with Otsuka, one of the leading pharmaceutical companies in Japan.  Otsuka shares our vision of the potential for convenient oral, once-daily, non-statin LDL-C lowering medicines to help hypercholesterolemia patients in Japan,” said Tim Mayleben, president and chief executive officer of Esperion.  “Otsuka’s history of successfully commercializing cardiovascular medicines in Japan, and overlapping healthcare provider targets make this a highly synergistic collaboration.  This collaboration continues the evolution of Esperion to a truly global research and development driven commercial pharmaceutical company and further validates the global value of our medicines.”

Makoto Inoue, president and representative director of Otsuka Pharmaceutical commented, “We aspire to become an indispensable company for patients, physicians and others around the world.  If approved

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in our home market of Japan, bempedoic acid will represent another step forward in our fulfillment of that aspiration.”

Esperion Therapeutics

Through scientific and clinical excellence, and a deep understanding of cholesterol biology, the experienced Lipid Management Team at Esperion is committed to developing new LDL-C lowering medicines that will make a substantial impact on reducing global cardiovascular disease, the leading cause of death around the world. For more information, please visit www.esperion.com and follow us on Twitter at www.twitter.com/EsperionInc.

Esperion Therapeutics’ Commitment to Patients with Hyperlipidemia

High levels of LDL-C can lead to a build-up of fat and cholesterol in and on artery walls (known as atherosclerosis), potentially leading to cardiovascular events, including heart attack and stroke. In the U.S., 96 million people, or more than 37 percent of the adult population, have elevated LDL-C. There are approximately 18 million people in the U.S. living with elevated levels of LDL-C despite taking maximally tolerated lipid-modifying therapy — including individuals considered statin averse — leaving them at high risk for cardiovascular events.1 In the United States, more than 50 percent of atherosclerotic cardiovascular disease (ASCVD) patients and heterozygous familial hypercholesterolemia (HeFH) patients who are not able to reach their guideline recommended LDL-C levels with statins alone need less than a 40 percent reduction to reach their LDL-C threshold goal.2

Esperion's mission as the Lipid Management Company is to deliver oral, once-daily medicines that complement existing oral drugs to provide the additional LDL-C lowering that these patients need.

Forward-Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding the clinical development and commercialization plans for bempedoic acid tablet and the bempedoic acid / ezetimibe fixed dose combination tablet, including Esperion's timing, designs, plans for announcement of results regarding its CLEAR Outcomes study and other ongoing clinical studies for bempedoic acid tablet and the bempedoic acid / ezetimibe combination fixed dose tablet, timing for the review and approval of expanded indications for their effect on cardiovascular events, and Esperion's expectations for the market for medicines to lower LDL-C, including the commercial launch and market adoption of bempedoic acid tablet and the bempedoic acid / ezetimibe fixed dose combination tablet in the European Union. Any express or implied statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause Esperion's actual results to differ significantly from those projected, including, without limitation, delays or failures in Esperion’s clinical development and commercialization plans, or approval of expanded indications, that existing cash resources may be used more quickly than anticipated, that Otsuka is able to successfully commercialize bempedoic acid and the bempedoic acid / ezetimibe fixed dose combination tablet, the impact of COVID-19 on our business, clinical activities and commercial development plans, and the risks detailed in Esperion's filings with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of

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the date hereof, and Esperion disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

References
(1)  Esperion market research on file: research project interviewing 350 physicians. Esperion Therapeutics, Inc. Sept-Oct 2018.

(2)  Data on file: analysis of NHANES database. Esperion Therapeutics, Inc. 2018.

Otsuka Press Release (English Version):

Otsuka Enters into Licensing Agreement in Japan for Bempedoic Acid, a Treatment for Hypercholesterolemia

Otsuka Pharmaceutical Co., Ltd. and Esperion Therapeutics, Inc. (headquartered in Michigan, U.S.) announce a licensing agreement in which Otsuka acquires from Esperion exclusive development and commercialization rights in Japan for bempedoic acid (chemical name).

Bempedoic acid, designed by Esperion, has a novel mechanism of action that inhibits cholesterol and fatty acid synthesis pathways by acting on ATP (adenosine triphosphate-citrate lyase, an enzyme that breaks down citric acid in the liver.

It is a once-daily, oral therapeutic agent for hypercholesterolemia that was developed for patients who cannot take statins due to side effects or whose LDL cholesterol levels do not decrease sufficiently when taking statins or other lipid-lowering therapies. Manufacturing and marketing approvals for bempedoic acid have been obtained in the U.S. and Europe.

Under the terms of the agreement, Otsuka will pay Esperion a one-time payment of USD 60 million, as well as milestones in accordance with achievement of development and sales goals. Otsuka will conduct future clinical trials in Japan and bear the costs. Otsuka will have exclusive marketing rights in Japan and will pay royalties to Esperion based on sales levels.

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Schedule 10.2.2

Existing Esperion Patent Rights

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